EXECUTION COPY












                      Revolving Loan And Security Agreement

                          Dated As Of November 24, 2003

                                     between

                             Far East National Bank

                                   The Lender,

                                       And

                      AFCO Receivables Funding Corporation

                                  The Borrower





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                                TABLE OF CONTENTS

                                                                           Page


ARTICLE I DEFINITIONS........................................................6

ARTICLE II ADVANCES, NOTE AND PREPAYMENTS....................................19
    Section 2.01      Advances...............................................19
    Section 2.02      The Note...............................................19
    Section 2.03      Procedures for Borrowing...............................19
    Section 2.04      Repayment of Advances; Interest; Fees..................20
    Section 2.05      Take-Out Transactions..................................23
    Section 2.06      Release of Receivables.................................23

ARTICLE III COLLATERAL.......................................................24
    Section 3.01      Grant of Security Interest to Lender...................24
    Section 3.02      Other Security.........................................25

ARTICLE IV PRESERVATION AND CUSTODY OF COLLATERAL AND
    PERFECTION OF SECURITY INTERESTS THEREIN...................25
    Section 4.01      Perfection of Security Interests in Collateral.........25
    Section 4.02      Custody of Receivable Files............................26

ARTICLE V LOCK BOX ACCOUNT; COLLECTIONS......................................26
    Section 5.01      Establishment of and Deposits to Lock Box Account......26
    Section 5.02      Lender's Remedies Upon an Event of Default.............27
    Section 5.03      Investment of Funds in Lock Box Account................28

ARTICLE VI RESERVE ACCOUNT...................................................28
    Section 6.01      Establishment of and Deposits to Reserve Account.......28
    Section 6.02      Withdrawals From Reserve Account.......................28
    Section 6.03      Release of Funds From Reserve Account..................28
    Section 6.04      Investment of Funds in Reserve Account.................28
    Section 6.05      Filing of Claims Under Default Insurance Policy........29

ARTICLE VII REPAYMENT OF OBLIGATIONS.........................................29

ARTICLE VIII SERVICING AND FINANCIAL REPORTS.................................29
    Section 8.01      Servicing of the Receivables; Servicer's Certificate...30
    Section 8.02      Financial Statements...................................30
    Section 8.03      Other Information......................................30
    Section 8.04      Collateral Examination.................................30

ARTICLE IX TERMINATION.......................................................30

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ARTICLE X REPRESENTATIONS AND WARRANTIES OF THE BORROWER.....................31
    Section 10.01       Financial Statements and Other Information...........31
    Section 10.02       Locations............................................31
    Section 10.03       Loans by Borrower....................................31
    Section 10.04       Liens................................................31
    Section 10.05       Organization, Authority and No Conflict..............31
    Section 10.06       Litigation...........................................32
    Section 10.07       Compliance with Laws and Maintenance of Permits......32
    Section 10.08       Affiliate Transactions...............................32
    Section 10.09       Names and Tradenames.................................32
    Section 10.10       Enforceability.......................................32
    Section 10.11       Solvency.............................................32
    Section 10.12       Indebtedness.........................................32
    Section 10.13       Margin Security and Use of Proceeds..................33
    Section 10.14       No Defaults..........................................33
    Section 10.15       Employee Matters.....................................33
    Section 10.16       ERISA Matters........................................33

ARTICLE XI REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE RECEIVABLES....33

ARTICLE XII AFFIRMATIVE COVENANTS............................................37
    Section 12.01       Maintenance of Records...............................37
    Section 12.02       Notices..............................................38
    Section 12.03       Compliance with Laws and Maintenance of Permits......38
    Section 12.04       Inspection and Audits................................38
    Section 12.05       Default Insurance Policy.............................39
    Section 12.06       Use of Proceeds......................................39
    Section 12.07       Taxes................................................39
    Section 12.08       Intellectual Property................................39
    Section 12.09       Financial Covenants..................................39

ARTICLE XIII NEGATIVE COVENANTS..............................................40
    Section 13.01       Guaranties...........................................40
    Section 13.02       Indebtedness.........................................40
    Section 13.03       Liens................................................40
    Section 13.04       Mergers, Sales, Acquisitions, Subsidiaries
                        and Other Transactions Outside the Ordinary
                        Course of Business...................................40
    Section 13.05       Dividends and Distributions..........................40
    Section 13.06       Investments; Loans...................................40
    Section 13.07       Fundamental Changes, Line of Business................40
    Section 13.08       Guarantees...........................................41

                                       2

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ARTICLE XIV DEFAULT..........................................................41
    Section 14.01       Payment..............................................41
    Section 14.02       Breach of the Loan Documents.........................41
    Section 14.03       Breaches of Other Obligations........................41
    Section 14.04       Default under Indebtedness...........................41
    Section 14.05       Subordination of Obligations.........................41
    Section 14.06       Breach of Representations and Warranties.............41
    Section 14.07       Loss of Collateral...................................42
    Section 14.08       Levy, Seizure or Attachment..........................42
    Section 14.09       Bankruptcy or Similar Proceedings....................42
    Section 14.10       Appointment of Receiver..............................42
    Section 14.11       Judgment.............................................42
    Section 14.12       Criminal Proceedings.................................42
    Section 14.13       Material Adverse Change..............................42
    Section 14.14       Servicer Default.....................................42
    Section 14.15       Change of Control....................................42


ARTICLE XV REMEDIES UPON AN EVENT OF DEFAULT.................................43
    Section 15.01       Obligations Due and Payable..........................43
    Section 15.02       Rights under the UCC.................................43

ARTICLE XVI CONDITIONS PRECEDENT.............................................43
    Section 16.01       Conditions Precedent to Initial Advance..............43
    Section 16.02       Conditions Precedent to all Advances.................44

ARTICLE XVII INDEMNIFICATION.................................................45

ARTICLE XVIII NOTICE.........................................................45

ARTICLE XIX CHOICE OF GOVERNING LAW; CONSTRUCTION; FORUM SELECTION...........46

ARTICLE XX MODIFICATION AND BENEFIT OF AGREEMENT.............................46

ARTICLE XXI INTERPRETIVE PROVISIONS..........................................47

ARTICLE XXII POWER OF ATTORNEY...............................................47

ARTICLE XXIII CONFIDENTIALITY................................................47

ARTICLE XXIV COUNTERPARTS....................................................48

ARTICLE XXV ELECTRONIC SUBMISSIONS...........................................48

ARTICLE XXVI WAIVER OF JURY TRIAL; OTHER WAIVERS.............................48

ARTICLE XXVII ENTIRE AGREEMENT...............................................49

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         Schedule A        - .......Custodial Service Fee Schedule
         Schedule B        - .......Lock Box Service Fee Schedule

         Exhibit A         - .......Business and Collateral Locations
         Exhibit B         - .......Form of Compliance Certificate
         Exhibit C         - .......Form of Revolving Promissory Note
         Exhibit D.1       - .......Form of Guaranty
         Exhibit D.2       - .......Form of PEWC Guaranty
         Exhibit D.3       - .......Form of PEWC Promissory Note
         Exhibit E         - .......Form of Default Insurance Policy
         Exhibit F         -........Notice of Borrowing and Pledge
         Exhibit G.1       -........Form of Initial Extension Notice
         Exhibit G.2       -........Form of Second Extension Notice
         Exhibit I         - .......Form of Servicer's Certificate
         Exhibit J         - .......Form of Lock Box Agreement

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                      REVOLVING LOAN AND SECURITY AGREEMENT

     THIS REVOLVING LOAN AND SECURITY AGREEMENT (as amended, modified, restated or supplemented from time to time, this "Agreement") made this 24th day of November, 2003 by and between Far East National Bank, a national banking association, as lender ("Lender"), and AFCO Receivables Funding Corporation, a Nevada corporation, as borrower ("Borrower").

                                   WITNESSETH:

     WHEREAS, Borrower is a wholly-owned limited purpose subsidiary of American Finance Company, Inc., a Nevada corporation ("AFCO"), which is an indirect wholly-owned subsidiary of Pacific Electric Wire & Cable Co., Ltd., a corporation organized under the Republic of China ("PEWC");

     WHEREAS, Lender has agreed to make a revolving line of credit loan to Borrower (the "Loan") in an aggregate principal amount not to exceed TEN MILLION and NO/100 Dollars ($10,000,000.00) (the "Maximum Loan Limit").

     WHEREAS, Borrower will use the proceeds of each Advance (as defined herein) made from time to time under the Loan to acquire motor vehicle retail installment sale contracts (each, a "Receivable" and, collectively, the "Receivables").

     WHEREAS, the Loan and each Advance made thereunder shall be secured by, among other things, all of Borrower's right, title and interest in the Receivables and certain other property;

     WHEREAS, Borrower is executing a revolving promissory note in substantially the form attached hereto as Exhibit C (the "Note") payable to Lender evidencing the Loan and the Advances made thereunder;

     WHEREAS, each of AFCO, Pacific Auto Group, Inc. Ace Motor Company, Autocorp Financial Services, Inc. and AutoCorp Equities, Inc. (each, a "Guarantor") has agreed to guaranty Borrower's obligations to Lender in accordance with the terms of one or more guaranty agreements of even date herewith in substantially the form attached hereto as Exhibit D.1 (the "Guaranty"); and

     WHEREAS, PEWC has agreed to guaranty Borrower's obligations to Lender in accordance with the terms of a guaranty agreement of even date herewith in substantially the form attached hereto as Exhibit D.2 (the "PEWC Guaranty"), which obligation shall also be evidenced by a promissory note of even date herewith in substantially the form attached hereto as Exhibit D.3 (the "PEWC Promissory Note"); and

     WHEREAS, Great American Excess & Surplus Insurance Company (the "Insurer") has issued an Auto Loan Protection Insurance Policy in substantially the form attached hereto as Exhibit E (together with each endorsement and bordereau thereto, the "Default Insurance Policy") with respect to the Receivables;


                                       5
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     NOW,  THEREFORE,  for good and  valuable  consideration,  the  receipt  and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

     "Account", "Account Debtor", "Chattel Paper", "Documents", "Equipment", "General Intangibles", "Goods", "Instruments", "Inventory", "Investment Property", and "Security Interest" shall have the respective meanings assigned to such terms, as of the date of this Agreement, in the UCC.

     "Accrual Period" means, a calendar month; provided that the initial Accrual Period for any Advance shall be the period from and including the day after the related Advance Date to and including the last day of the calendar month in which such Advance occurs.

     "ACE" means AutoCorp Equities, Inc., a Nevada corporation, and its successors.

     "Adjusted Tangible Net Worth" means, as of any date of determination, the positive excess of (a) ACE's total stockholders' equity plus, without duplication, any Indebtedness of the Borrower that is subordinated to Lender on terms and conditions satisfactory to Lender, over (b) all Intangible Assets of ACE and its consolidated subsidiaries.

     "Advance" shall have the meaning set forth in Section 2.01 hereof.

     "Advance Date" means, (i) with respect to a Receivable, the date on which an Advance is made hereunder relating to such Receivable and (ii) with respect to an Advance, the date on which such Advance is made.

     "Advance Amount" means, with respect to any Advance, the product of (i) 95% and (ii) the aggregate Principal Balance of the Eligible Receivables to be pledged to the Borrower on such Advance Date as of the related Cutoff Date.

     "Advance Percentage" means, with respect to any Advance, (i) prior to the applicable Maturity Date, 95%, (ii) during the Initial Extension Period, 75%, and (iii) during the Second Extension Period, 50%.

     "AFC" means Automotive Finance Corporation, an Indiana corporation.

     "AFCO" shall have the meaning set forth in the preamble hereof.

     "Affiliate" shall mean any Person (i) which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, Borrower, (ii) which beneficially owns or holds five percent (5%) or more of the voting control or equity interests of Borrower, or (iii) five percent (5%) or more of the voting control or equity interests of which is beneficially owned or held by Borrower.

     "Aggregate Daily Interest Amount" means, for any day, the sum of the Daily Interest Amounts for all Advances then outstanding.


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     "Aggregate  Principal  Distribution  Amount"  means,  for any Payment  Date
(other than the Final Scheduled Payment Date), the sum of the Principal Distribution Amounts for all Advances then outstanding. The Aggregate Principal Distribution Amount on the Final Scheduled Payment Date will equal the aggregate outstanding principal amount of the Note.

     "Aggregate Reserve Account Distribution Amount" means, for any Payment Date, the sum of the Reserve Account Distribution Amounts for all Advances then outstanding.

     "Aggregate Reserve Account Reimbursement Amount" means, for any Payment Date, the sum of the Reserve Account Reimbursement Amounts for all Advances then outstanding.

     "Amount Financed" means, with respect to a Receivable, the aggregate amount advanced under such Receivable toward the purchase price of the related Financed Vehicle as stated in the related Contract and as indicated on the related Receivables Schedule.

     "Annual Percentage Rate" or "APR" of a Receivable means the annual percentage rate of finance charges or service charges, as stated in the related Contract and as indicated on the related Receivables Schedule.

     "Available Commitment" means, as of any date of determination, the amount by which the Maximum Loan Limit exceeds the Total Outstanding Advances.

     "Available Funds" means, for each Payment Date, (A) with respect to the Lock Box Account, the sum of the following amounts with respect to the preceding Accrual Period, without duplication: (i) all Collections in respect of the Receivables; and (ii) all Investment Earnings for the related Payment Date; and
(B) with respect to the Reserve Account, the amount on deposit in the Reserve Account immediately preceding such Payment Date.

     "Back-Up Servicer" shall mean Consumer Loan Servicing, Inc. and its successors and assigns.

         "Back-Up Servicing Agreement" shall mean the Back-Up Servicing Agreement dated as of November 24, 2003 by and among Borrower, AFCO and Back-Up Servicer.

     "Benefit Plan" means a "defined benefit plan" (as defined in Section 3(35) of ERISA) for which the Borrower or any Subsidiary or ERISA Affiliate of the Borrower has been an "employer" (as defined in Section 3(5) of ERISA) within the past six years.

     "Business Day" shall mean any day other than a Saturday, a Sunday or any day that banks in Los Angeles, California or in Dallas, Texas are required or permitted to close.

     "Capital  Adequacy  Charge" shall have the meaning assigned to such term in
Section 2.04(f).

     "Capital  Adequacy  Demand" shall have the meaning assigned to such term in
Section 2.04(f).

     "Capital Lease" means a lease that is required to be capitalized for financial accounting purposes in accordance with GAAP.


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     "Casualty"  means,  with respect to a Financed  Vehicle,  the total loss or destruction of such Financed Vehicle.

     "Change of Control" shall mean the failure of Pacific Holdings Group to own and have voting control of, directly or indirectly, at least fifty one percent (51%) of the issued and outstanding voting equity interests of each of AFCO and the Borrower.

     "Closing Date" means November 24, 2003.

     "Collateral"  shall  mean all of the  property  of  Borrower  described  in
Article IV hereof, together with all other real or personal property of Borrower now or hereafter pledged to Lender to secure, either directly or indirectly, repayment of any of the Obligations.

     "Collections" means all cash receipts on account of or arising out of any Receivable, however denominated, received by any Person, including without limitation amounts owing to principal, interest, delinquent payments, extension fees, late payment fees, redemption fees, deficiency amounts, penalties, insurance proceeds (including without limitation, proceeds from claims under the Default Insurance Policy and any Receivables Insurance Policy), Net Liquidation Proceeds, repossession fees, storage fees, or advances of principal, sales tax refunds, rights of recourse and special damages.

     "Commitment Period" means the period beginning on the Closing Date and ending on November 23, 2004.

     "Contract" means a motor vehicle retail installment sale contract and promissory note evidencing a Receivable.

     "Contract Obligor" means, with respect to a Receivable, the purchaser and, if applicable, any co-purchasers of the Financed Vehicle and any other Person who owes payments under the related Contract.

     "Contract Purchase Guidelines" means the guidelines established by AFCO with respect to its purchase of Contracts and in effect as of the Closing Date, as the same may be amended from time to time with prior approval of the Insurer and the Lender.

     "Cram Down Loss" means, with respect to a Receivable, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring Scheduled Receivable Payments to be made on a Receivable, an amount equal to such reduction in the Principal Balance of such Receivable or the reduction in the net present value (using as the discount rate the lower of the contract rate or the rate of interest specified by the court in such order) of the Scheduled Receivable Payments as so modified or restructured. A Cram Down Loss shall be deemed to have occurred on the date such order is entered.

     "Cumulative Charge-off Ratio" means, as of any date of determination and with respect to all Receivables owned by Borrower, a percentage (A) the numerator of which is the aggregate outstanding Principal Balance of all such Contracts that have been charged-off as uncollectable in accordance with the Servicer's standard policies and procedures as in effect as of the Closing Date (less recoveries) since the Closing Date, and (B) the denominator of which is the aggregate original Principal Balance of all Contracts pledged by Borrower to Lender since the Closing Date.

     "Custodial Fees" means the fees payable to the Lender in its capacity as custodian and bailee of any Receivable Files pursuant to Section 4.02 in accordance with the Custodial Service Fee Schedule.

     "Custodial Service Fee Schedule" means the schedule attached hereto as Schedule A.

     "Custodial Fee" means the monthly fee payable to the Lender in the event that it maintains possession of any Receivable Files pursuant to Section 4.02, which fee shall be separately negotiated in good faith and mutually agreed to by Lender and Borrower, and will be not greater than custodial fees payable to unaffiliated third party custodians in similar transactions.

     "Cutoff Date" means, with respect to any Advance, the date specified in the related Notice of Borrowing and Pledge.

     "Daily Interest Amount" means, for any day, with respect to an Advance, the product of (i) the Note Interest Rate for such Advance for such day, (ii) the outstanding principal amount of the Advance at the end of such day, and (iii) 1/360.

     "Dealer" means, with respect to a Receivable, the seller of the related Financed Vehicle or other finance entity that originated and assigned such Receivable to AFCO.

     "Default Insurance Policy" shall have the meaning specified in the preamble hereof.

     "Default  Interest  Rate" shall mean the lesser of (a) the Maximum  Rate or
(b) the rate of two percent (2%) per annum in excess of the applicable Note Interest Rate.

     "Defaulted Receivable" means, with respect to any Receivable as of any date, a Receivable with respect to which: (i) four or more Scheduled Receivable Payments are past due as of the end of the immediately preceding Accrual Period, except in the case where at least 90% of the earliest Scheduled Receivable Payment has been satisfied, then that payment shall be deemed to have been fully satisfied for purposes of this definition only, (ii) the Servicer has repossessed the related Financed Vehicle as of the end of the immediately preceding Accrual Period, or (iii) the Servicer has determined in good faith that payments thereunder are not likely to be resumed.

     "Delinquent Receivable" means any Receivable (other than a Defaulted Receivable) with respect to which two or more Scheduled Receivable Payments are past due as of the end of the immediately preceding Accrual Period, except in the case where at least 90% of the earliest Scheduled Receivable Payment has been satisfied, then that payment shall be deemed to have been fully satisfied for purposes of this definition only.

     "Delinquent Obligor" means a Contract Obligor under a Delinquent Receivable or a Defaulted Receivable.

     "Determination Date" means, with respect to any Payment Date, the [third] Business Day immediately preceding such Payment Date.

     "Dollar" means lawful money of the United States.

     "Draw Fee" shall equal $2,000 per Advance.

     "Eligible Investments" mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

          (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

          (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities;

          (c) bankers' acceptances issued by any depository institution or trust company referred to in clause (c) above;

          (d) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed as to the full and timely payment by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b);

          (e) money market mutual funds registered under the Investment Company Act of 1940, as amended, having a rating, at the time of such investment, from one or more nationally recognized statistical rating agencies in the highest investment category granted thereby; and

          (f) any other investment as may be acceptable to Lender.
Any of the foregoing Eligible Investments may be purchased by or through Lender or any of its Affiliates.

     "Eligible Receivables" means, as of any date of determination, Receivables, other than Ineligible Receivables, that are listed on the bordereau attached to the applicable endorsement to the Default Insurance Policy. Once a Receivable has been listed on a bordereau, it may not thereafter be listed on a subsequent bordereau.

     "Enforcement Costs" means all expenses, charges, costs and fees whatsoever (including, without limitation, outside and reasonably allocated in-house counsel attorney's fees and expenses) of any nature whatsoever paid or incurred by or on behalf of the Lender in connection with (a) any or all of the Obligations, this Agreement and/or any of the other Loan Documents, (b) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, foreclosure, disposition, sale or enforcement of all or any part of the Collateral, this Agreement or any of the other Loan
Documents, including, without limitation, those costs and expenses more specifically enumerated in this Agreement and any of the other Loan Documents, and further including, without limitation, amounts paid to lessors, processors, bailees, warehousemen, sureties, judgment creditors and others in possession of or with a Lien against or claimed against the Collateral, and (c) the monitoring, administration, processing and/or servicing of any or all of the Obligations, the Loan Documents, and/or the Collateral.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto.

     "ERISA Affiliate" means (a) any Person subject to ERISA whose employees are treated as employed by the same employer as the employees of a Borrower under
Section 414(b) of the IRC, (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of a Borrower under Section 414(c) of the IRC, (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which a Borrower is a member under
Section 414(m) of the IRC, or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any Person subject to ERISA that is a party to an arrangement with a Borrower and whose employees are aggregated with the employees of a Borrower under Section 414(o) of the IRC.

     "Event of Default" shall have the meaning specified in Article XIV hereof.

     "Extension Notice" means a written notice from Lender to Borrower in the form of Exhibit H hereto extending the Maturity Date with respect to an Advance for a period of ninety (90) days.

     "Final Scheduled Payment Date" means the Payment Date occurring in November 2004.

     "Financed Vehicle" means a new or used automobile, light truck, van or minivan, together with all accessions thereto, securing a Contract Obligor's indebtedness under a Contract related to a Receivable.

     "Fiscal Year" shall mean each twelve (12) month accounting period of Borrower, which ends on December 31 of each year.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by the accounting profession, which are applicable to the circumstances as of the date of determination.

     "Guaranty" shall have the meaning specified in the preamble.

         "Guarantor" shall have the meaning specified in the preamble.

     "Incipient Default" shall mean any event or condition which, after notice or lapse of time or both, would constitute an Event of Default.

     "Indemnified Party" shall have the meaning specified in Article XVII.

     "Indebtedness"  means (a) all  obligations of Borrower for borrowed  money,
(b) all obligations of Borrower evidenced by bonds, debentures, notes or other similar instruments and all reimbursement or other obligations of Borrower in respect of letters of credit, bankers acceptances, interest rate swaps or other financial products, (c) all obligations of Borrower under Capital Leases, (d) all obligations or liabilities of others secured by a Lien on any asset of Borrower, irrespective of whether such obligation or liability is assumed, (e) all obligations of Borrower for the deferred purchase price of assets (other than trade debt incurred in the ordinary course of business and repayable in accordance with customary trade practices), and (f) any obligation of Borrower guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse to Borrower) any obligations of any other Person.

     "Initial Extension Period" shall have the meaning specified in Section 2.04(a).

     "Insured Loss" means a "Loss" as such term is defined in the Default Insurance Policy.

     "Ineligible   Receivables"  means  all  (a)  Liquidated  Receivables,   (b)
Repossessed Receivables or (c) Defaulted Receivables.

     "Insurer" shall have the meaning specified in the preamble hereof.

     "Insurer Premium" shall mean, with respect to any Advance, the premium charged by the Insurer to the Borrower to insure the Receivables related to such Advance under the Default Insurance Policy.

     "Intangible Assets" means, with respect to any Person, that portion of the book value of all of such Person's assets that would be treated as intangibles under GAAP.

     "Interest Carryover Shortfall" means, with respect to any Payment Date, the excess of the Interest Distribution Amount for the preceding Payment Date over the amount that was actually remitted to Lender on such preceding Payment Date on account of the Interest Distribution Amount for such preceding Payment Date.

     "Interest Distribution Amount" means, with respect to any Payment Date, the sum of the Monthly Interest Distribution Amount for such Payment Date and the Interest Carryover Shortfall for such Payment Date, if any, plus interest on the Interest Carryover Shortfall, to the extent permitted by law, at the Note Interest Rate then applicable to such Advance for the related Accrual Period(s), from and including the preceding Payment Date to, but excluding, the current Payment Date.

     "Investment Earnings" means, with respect to any Payment Date and the Lock Box Account or the Reserve Account, the earnings on any Eligible Investments in such account during the related Accrual Period.

     "IRC" means the Internal Revenue Code of 1986, as in effect from time to time.

     "Lender" means Far East National Bank and its successors and assigns.

     "Lien" means a security interest, lien, charge, pledge, equity, or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law as a result of a Contract Obligor's failure to pay an obligation.

     "Lien Certificate" means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Contract Obligor, the term "Lien Certificate" shall mean only a certificate or notification issued to a secured party.

     "Liquidated Receivable" means a Receivable with respect to which the earliest of the following shall have occurred: (i) it has been liquidated by the Servicer through the sale of the Financed Vehicle, or (ii) the related Financed Vehicle has been repossessed and 45 days have elapsed since the expiration of any applicable mandatory redemption period, or (iii) a Contract Obligor has failed to make more than 90% of a Scheduled Receivable Payment of more than ten Dollars for 180 or more days as of the end of an Accrual Period, or (iv) proceeds have been received which, in the Servicer's judgment, constitute the final amounts recoverable in respect of such Receivable, or (v) it has been written off by the Servicer as uncollectable.

     "Loan" shall have the meaning specified in the preamble.

     "Loan Documents" shall mean all agreements, instruments and documents, including, without limitation, this Agreement, each Guaranty, the PEWC Guaranty, the Note, the Default Insurance Policy, the Servicing Agreement and any powers of attorney, consents, assignments, contracts, notices, security agreements, financing statements and all other writings heretofore, now or from time to time hereafter executed by or on behalf of Borrower or any other Person and delivered to Lender or to any parent, affiliate or subsidiary of Lender in connection with the Obligations or the transactions contemplated hereby, as each of the same may be amended, modified or supplemented from time to time.

     "Loan Fee" shall have the meaning specified in Section 2.04.

     "Lock Box" and "Lock Box  Account"  shall have the  meanings  specified  in
Section 5.01.

     "Lock Box Agreement" means that certain Remittance Banking and Processing Agreement dated as of November 24, 2003 by and between AFCO and Lock Box Provider, a form of which is attached hereto as Exhibit J.

     "Lock Box Provider" means as of any date a depository institution named by Borrower and acceptable to Lender at which the Lock Box Account is established and maintained as of such date. The initial Lock Box Provider shall be Far East National Bank.

     "Lock Box Service Fees" means the fees payable to the Lock Box Provider in accordance with the Lock Box Service Fee Schedule.

     "Lock Box Service Fee Schedule" means the schedule attached hereto as Schedule B.

     "Losses" means Insured Losses and Uninsured Losses, collectively.

     "Material Adverse Effect" shall mean a material adverse effect on the business, property, assets, prospects, operations or condition, financial or otherwise, of a Person.

     "Maturity Date" means with respect to an Advance,  the date which is ninety
(90) days from the date of such Advance or, if such ninetieth day is not a Business Day, the next Business Day, as the same may be extended in accordance with Section 2.04(a).

     "Maximum Loan Limit" shall have the meaning specified in the preamble.

     "Maximum Rate" means, at any time, the maximum rate of interest under applicable law that the Lender may charge the Borrower. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the Borrower at the time of such change in the Maximum Rate.

     "Monthly  Distribution  Statement"  shall  have the  meaning  specified  in
Section 8.02.

     "Monthly Interest Distribution Amount" means, with respect to any Payment Date, the sum of the Aggregate Daily Interest Amounts for each day in the related Accrual Period.

     "Monthly  Receivables  Aging  Report"  shall have the meaning  specified in
Section 8.02.

     "Net Liquidation Proceeds" means, with respect to a Liquidated Receivable, all amounts realized with respect to such Receivable (other than amounts withdrawn from the Reserve Account and drawings under the Default Insurance Policy) net of (i) reasonable expenses incurred by the Servicer in connection with the collection of such Receivable and the repossession and disposition of the Financed Vehicle and the reasonable cost of legal counsel with the enforcement of a Liquidated Receivable, (ii) amounts that are required to be refunded to the related Contract Obligor; provided, however, that the Net Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.

         "Net Worth" means, as of any date of determination, ACE's total stockholders' equity.

     "Note" means a Revolving Promissory Note substantially in the form attached hereto as Exhibit C.

     "Note Interest Rate" means, with respect to any Advance, (i) prior to the related Maturity Date (without giving effect to any extensions thereof), the lesser of (a) the Maximum Rate and (b) the rate of two percent (2.00%) per annum in excess of the Prime Rate, (ii) during the Initial Extension Period, the lesser of (a) the Maximum Rate and (b) the rate of three percent (3.00%) per annum in excess of the Prime Rate and (iii) during the Second Extension Period, the lesser of (a) the Maximum Rate and (b) the rate of four percent (4.00%) per annum in excess of the Prime Rate.

     "Notice of  Borrowing  and  Pledge"  shall have the  meaning  specified  in
Section 2.03.

     "Notice of Release" shall have the meaning specified in Section 2.06(a).

     "Obligations" shall mean any and all Advances, obligations, liabilities and indebtedness of Borrower to Lender or to any parent, affiliate or subsidiary of Lender of any and every kind and nature, however created, arising or evidenced and however owned, held or acquired, whether now or hereafter existing, whether now due or to become due, whether primary, secondary, direct, indirect, absolute, contingent or otherwise (including, without limitation, obligations of performance), whether several, joint or joint and several, and whether arising or existing under written or oral agreement or by operation of law, including, without limitation, the Loan and all Enforcement Costs .

     "Obligor" shall mean Borrower and each other Person who is or shall become primarily or secondarily liable for any of the Obligations.

     "Parent" shall mean any Person now or at any time or times hereafter owning or controlling (alone or with any other Person) at least a majority of the issued and outstanding voting and non-voting equity of Borrower.

     "Payment Date" means, with respect to each Accrual Period, the 10th day of the following calendar month, or if such day is not a Business Day, the immediately following Business Day, commencing on December 10, 2003 and ending on the Final Scheduled Payment Date.

     "Permitted Advance Date" means any Business Day during the Commitment Period, but in no event more often than once per week, provided that Borrower has delivered a Notice of Borrowing and Pledge to Lender, with a copy to the Servicer and the Insurer, by no later than 3:00 p.m. Los Angeles time on the immediately preceding Business Day.

     "Person" shall mean any individual, sole proprietorship, limited partnership, general partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or other organization or any foreign or United States government (whether federal, state, county, city, municipal or otherwise), including, without limitation, any instrumentality, division, agency, body or department thereof.

     "PEWC" shall have the meaning specified in the preamble.

     "PEWC Guaranty" shall have the meaning specified in the preamble.

     "Prime Rate" shall mean Lender's publicly announced prime rate (which is not intended to be Lender's lowest or most favorable rate in effect at any time) in effect from time to time.

     "Principal Balance" of a Receivable, as of the close of business on the last day of an Accrual Period, means the Amount Financed minus the sum of the following amounts without duplication: (i) the portion of all Scheduled Receivable Payments actually received on or prior to such day allocable to principal using the Simple Interest Method; (ii) any Cram Down Loss in respect of such Receivable; and (iii) any prepayment in full or any partial prepayment applied to reduce the principal balance of the Receivable.

     "Principal Distribution Amount" means, with respect to any Payment Date and any Advance, an amount equal to the product of (a) the applicable Advance Percentage, and (b) the principal portion of all Collections deposited into the Lock Box Account in respect of the related Receivables during the immediately preceding Accrual Period, less the amount of any Advances repaid to Lender in accordance with Section 2.04 since the immediately preceding Payment Date.

     "PUSA" means Pacific USA Holdings Corp., a Texas corporation.

     "Quarterly  Compliance  Certificate"  shall have the meaning  specified  in
Section 8.02.

     "Receivable" means the obligation evidenced by a Contract of a Contract Obligor to pay the Amount Financed and any other amounts owed as specified thereunder.

     "Receivable File" means, with respect to a Receivable, the following documents:

          (a) The fully executed originals of the related Contracts (together with any agreements modifying such Contracts, including without limitation any extension agreements); and

          (b) The original Lien Certificate in the name of Borrower or such documents that Borrower shall keep on file, in accordance with its customary procedures, evidencing the security interest of AFCO, as collateral agent, in the Financed Vehicle or, if not yet received, a copy of the application therefor showing AFCO, as collateral agent, or a dealer guarantee of title.

     "Receivable Insurance Policy" means, with respect to a Receivable, any insurance policy benefiting the holder of the Receivable providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the related Financed Vehicle or the related Contract Obligor.

     "Receivables Purchase Agreement" means that certain Receivables Purchase Agreement dated as of November 24, 2003, by and between AFCO, as seller, and Borrower, as purchaser, as such agreement may be amended in accordance with its terms from time to time.

     "Receivables Schedule" means the schedule of Receivables in respect of which an Advance is to be made on the related Advance Date in accordance with
Section 2.01, in electronic format acceptable to Lender.

     "Registrar of Titles" means, with respect to any state, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

     "Repossessed Receivable" means a Receivable with respect to which the related Financed Vehicle has been repossessed.

     "Required Reserve Account Deposit" means, with respect to any Advance, the product of (a) 10.0% and (b) the aggregate Principal Balance of the Eligible Receivables as of the Cutoff Date identified in the Receivables Schedule delivered in connection with such Advance.

     "Reserve Account" means the account designated as such, established and maintained pursuant to Article VI.

     "Reserve Account Distribution Amount" means, with respect to any Payment Date and any Advance, an amount equal to the product of (a) the applicable Advance Percentage, and (b) the Losses incurred in respect of the related Receivables during the immediately preceding Accrual Period.

     "Reserve Account Reimbursement Amount" means, with respect to any Payment Date and any Advance, an amount equal to the product of (a) the applicable Advance Percentage and (b) the Uninsured Losses incurred in respect of the related Receivables during the immediately preceding Accrual Period.

     "Reserve Account Release Amount" means, as of any date of determination, the amount, if any, on deposit in the Reserve Account in excess of the Reserve Account Required Amount for such date.

     "Reserve Account Required Amount" means, with respect to any date of determination, an amount equal to 10% of the aggregate Principal Balance of the Eligible Receivables then securing the outstanding Advances, after taking into account any Advances repaid on such date in connection with a Take-Out Transaction or otherwise.

     "Responsible Officer" means, as to any Person, the chief executive officer, president, the chief financial officer or any executive or senior vice president of such Person; provided, that in the event any such officer is unavailable at any time he or she is required to take any action hereunder, Responsible Officer shall mean any officer authorized to act on such officer's behalf as demonstrated to Lender to its satisfaction.

     "Rolling 3 Month Average Delinquency Rate" means, with respect to any Payment Date and all Contracts owned by Borrower, the quotient of (x) the sum of the fraction, expressed as a percentage (annualized) for each of the three most recently ended Accrual Periods, the numerator of which is the aggregate outstanding Principal Balance of all such Contracts that have become Delinquent Receivables, and the denominator of which is the average aggregate outstanding Principal Balance of all Contracts then owned by Borrower during such Accrual Period, divided by (y) three.

     "Scheduled Receivable Payment" means, with respect to any Receivable for any Accrual Period, the amount set forth in the related Contract as required to be paid by the Contract Obligor in such Accrual Period.

     "Second Extension Period" shall have the meaning specified in Section 2.04(a).

     "Servicer" shall mean AutoCorp Financial Services, Inc. and its successors and assigns.

     "Servicer Default" shall mean the occurrence and continuance beyond the applicable cure period, if any, of any of the events specified in subparagraphs
b. through e. of Section 7 of the Servicing Agreement.

     "Servicing Agreement" shall mean the Servicing Agreement dated as of November 24, 2003 by and among Borrower, AFCO and Servicer.

     "Servicing Fee" shall mean the monthly fee payable to the Servicer in accordance with the terms of the Servicing Agreement.

     "Simple Interest Method" means the method of allocating a fixed level payment between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of (x) the APR multiplied by (y) the unpaid balance multiplied by (z) the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and the actual number of days in the calendar year) elapsed since the preceding payment of interest was made, and the remainder of such payment is allocable to principal.

     "Strategic Alliance Agreement" means that certain Strategic Alliance Agreement dated as of February 21, 2001 by and between AFCO, AFC and PAG, as amended by Addendum No. 1 thereto dated as of May 9, 2001 by and between AFCO, AFC, PAG and PUSA, as further amended by Addendum No. 2 thereto dated as of March 15, 2002 by and between AFCO, AFC, PAG and PUSA, and as further amended by Addendum No. 3 thereto dated as of October 31, 2002 by and between AFCO, AFC, PAG, PUSA and PEWC.

     "Subsidiary" shall mean any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time stock of any other class of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by Borrower, or any partnership, joint venture or limited liability company of which more than fifty percent (50%) of the outstanding equity interests are at the time, directly or indirectly, owned by Borrower or any partnership of which Borrower is a general partner.

     "Take-Out Purchase Price" shall have the meaning specified in Section 2.05.

     "Take-Out Transaction" shall have the meaning specified in Section 2.05.

     "Tangible Assets" means, with respect to any Person, that portion of the book value of all of such Person's assets that would be treated as tangible assets under GAAP.

     "Tax" shall mean any tax, levy, impost, duty, deduction, withholding or charges of whatever nature required to be paid by Lender and/or (ii) to be withheld or deducted from any payment otherwise required hereby to be made by Borrower to Lender; provided, that the term "Tax" shall not include any taxes imposed upon the net income of Lender.

     "Termination  Date"  means the date on which all  obligations  of Lender to
make  Advances   hereunder  have  terminated  and  all  Obligations   have  been
indefeasibly paid in full in cash.

     "Total Outstanding Advances" means, as of any date of determination, the unpaid principal amount of all Advances outstanding hereunder.

     "UCC" means the Uniform Commercial Code as in effect in the relevant jurisdiction, as amended from time to time.

     "Uninsured Loss" means, with respect to any Receivable that becomes a Liquidated Receivable, the excess of the Principal Balance of such Liquidated Receivable over Net Liquidation Proceeds allocable to principal thereof.

     "Weekly Title Status Report" shall have the meaning specified in Section 8.02.

                                   ARTICLE II
                         ADVANCES, NOTE AND PREPAYMENTS
                         ------------------------------

          Section 2.01 Advances.

          (a) Subject to the terms hereof, Lender, agrees to make one or more loans (each, an "Advance" and, collectively, the "Advances") to Borrower from time to time during the Commitment Period up to a maximum principal amount at any one time outstanding equal to the Maximum Loan Limit; provided, however, that no Advance shall be made (i) on a day other than a Permitted Advance Date or (ii) in an amount which would exceed the Available Commitment on the related Advance Date.

          (b) Subject to the terms and conditions of this Agreement, during the Commitment Period, Borrower may borrow, repay and reborrow hereunder in accordance with the procedures set forth in this Article II.

          (c) In no event shall an Advance be made when any Event of Default or Incipient Default has occurred and is continuing or would occur as a result of such Advance.

          (d) The Lender shall have no obligation to make an Advance on any Advance Date unless each condition precedent set forth in Article XVI shall have been satisfied.

          Section  2.02......The  Note. (a) The Advances made by Lender shall be evidenced by a promissory note of Borrower substantially in the form of Exhibit C hereto (the "Note"), duly executed by Borrower, dated the date hereof, payable to the order of Lender in a principal amount equal to the Maximum Loan Limit and otherwise duly completed. The Lender shall have the right to have the Note subdivided, by exchange for promissory notes of lesser denominations or otherwise.

          (b) The date and amount of each Advance made by the Lender to the Borrower, and each payment made on account of the principal and interest thereof as reflected on the Servicer's Certificate, shall be recorded by the Lender on its books and may be endorsed by the Lender on the schedule attached to and constituting a part of the Note and any continuation thereof. Such recordation and endorsement shall be conclusive in the absence of manifest error; provided that the failure of the Lender to make any such recordation or endorsement or any error in such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing hereunder or under the Note.

          Section 2.03 Procedures for Borrowing.

          (a) On any Business Day during the Commitment Period, Borrower may request an Advance hereunder by delivering to Lender, with a copy to the Servicer and the Insurer, an irrevocable written Notice of Borrowing and Pledge substantially in the form of Exhibit F hereto (a "Notice of Borrowing and

Pledge"), appropriately completed and executed by a Responsible Officer of Borrower, which Notice of Borrowing and Pledge must be received by Lender, with a copy to the Servicer and the Insurer, by no later than 3:00 p.m., Los Angeles time not less than one Business Day prior to the requested Advance Date; provided, that Borrower may not request more than one Advance in any calendar week. Such Notice of Borrowing and Pledge shall (i) attach a Receivables
Schedule identifying the Receivables that Borrower proposes to pledge to Lender in connection with such Advance, (ii) contain the Advance Amount, (iii) specify the requested Advance Date, and (iv) contain evidence of insurability of the related Receivables under the Default Insurance Policy, either in the form of an endorsement thereto or an amended bordereau thereto.

          (b) With respect to each requested Advance, upon satisfaction of all conditions precedent set forth in Article XVI hereof and the satisfaction of all procedures set forth in this Section 2.03, the Lender shall, by no later than 2:00 p.m. Los Angeles time on the requested Advance Date, transfer an amount equal to the excess of the Advance Amount over the sum of (x) the Required Reserve Account Deposit with respect to such Advance, (y) the Draw Fee and (z) the Insurer Premium to such account as the Borrower shall designate to Lender in writing, and the Lender shall retain the Draw Fee for its own account, deposit into the Reserve Account the Required Reserve Account Deposit with respect to such Advance, and transfer to the Insurer, upon its instruction, the Insurer Premium.

          Section 2.04......Repayment of Advances; Interest; Fees

          (a) Repayment of Advances.

               (i) The Borrower shall pay to the Lender the outstanding principal amount of an Advance, plus all accrued and unpaid interest thereon at the applicable Note Interest Rate, on the Maturity Date related thereto unless such Maturity Date is extended upon the written request of the Borrower, which request may be granted or denied in the sole discretion of the Lender pursuant to an Extension Notice, for one ninety (90) day period from the Maturity Date (the "Initial Extension Period"); provided, that, unless otherwise agreed by Lender, the Lender shall only grant the Borrower's request to extend the Maturity Date if the outstanding principal amount of such Advance on the Maturity Date is then equal to or less than 75% of the then outstanding Principal Balance of the Receivables securing such Advance. The Maturity Date may be further extended upon the written request of the Borrower, which request may be approved or denied in the sole discretion of the Lender pursuant to an Extension Notice, for a second ninety (90) day period from the extended Maturity Date upon the expiration of the Initial Extension Period (the "Second Extension Period"); provided, that, unless otherwise agreed by Lender, the Lender shall only grant the Borrower's request to extend the Maturity Date past the Initial Extension Period if the outstanding principal amount of such Advance at the end of the Initial Extension Period is then equal to or less than 50% of the then outstanding Principal Balance of the Receivables securing such Advance. The Borrower's request to extend the Maturity Date for any Advance shall be delivered to the Lender in the form attached hereto as Exhibit G.1 or Exhibit G.2, as applicable, no later than three (3) Business Days, and no earlier than ten (10) Business Days, prior to the Maturity Date (in the case of an initial extension request) or the expiration of the Initial Extension Period (in the case of a second extension request). The Lender shall use reasonable efforts to notify the Borrower within one (1) Business Day of the Borrower's request as to whether such extension will be granted or denied. If the Lender shall not have so notified the Borrower within one (1) Business Day of the Borrower's request, such request shall be deemed to have been denied.

               (ii) The Borrower shall otherwise repay each Advance, without duplication, as follows:

                    (A) from  amounts on deposit in the Lock Box Account and the
               Reserve Account on each Payment Date in accordance with Article VII; or

                    (B) on the date of any Take-Out  Transaction,  in accordance with Section 2.05.

               (iii) Notwithstanding anything herein to the contrary, the Borrower may prepay any Advance in full or in part without penalty on any Business Day prior to the Final Scheduled Payment Date, together with interest thereon accrued to the date of prepayment and all other amounts owed by the Borrower in respect thereof, upon not less than three (3) Business Days' prior written notice to the Lender.

     (b) Final Scheduled Payment Date. No later than the Final Scheduled Payment Date, Borrower shall pay to the Lender the Total Outstanding Advances, plus all accrued and unpaid interest thereon, and shall pay all other Obligations then accrued, in full.

     (c) Interest. Each Advance shall bear interest at the applicable Note Interest Rate, all such interest to be payable monthly in arrears on each Payment Date. The Note Interest Rate shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate effective on the effective date of each such change in the Prime Rate. Upon the occurrence of an Event of Default and during the continuance thereof, each Advance shall bear interest at the Default Interest Rate, which interest shall be payable on demand. All interest shall be calculated on the basis of a 360-day year.

     (d) Fees. Borrower shall pay to Lender a loan fee in immediately available funds in the amount of ONE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($150,000.00) (the "Loan Fee") representing an amount equal to one and one-half percent (1.50%) of the Maximum Loan Limit before or contemporaneously with the closing of the Loan. In addition, Borrower shall pay to Lender the Draw Fee on each Advance Date in accordance with Section 2.03(b). Furthermore, to the extent the Lender grants an extension of the Maturity Date (i) to the end of the Initial Extension Period, Borrower shall pay Lender prior to or contemporaneous with the commencement of the Initial Extension Period a fee equal to 0.25% of the then outstanding principal amount of the related Advance, and (ii) to the end of the Second Extension Period, Borrower shall pay Lender prior to or contemporaneous with the commencement of the Second Extension Period a fee equal to 0.50% of the then outstanding principal amount of the related Advance.

     (e) Reimbursable Expenses of Lender. Borrower shall reimburse Lender for all costs and expenses, including, without limitation, legal expenses and attorneys' fees, incurred by Lender in connection with the (i) documentation and consummation of this transaction and any other transactions between Borrower and Lender, including, without limitation, Uniform Commercial Code and other public record searches and filings, overnight courier or other express or messenger delivery, appraisal costs, surveys, title insurance and environmental audit or review costs; (ii) collection, foreclosure, protection or enforcement of any rights in or to the Collateral; (iii) collection of any Obligations; and (iv) administration and enforcement of any of Lender's rights under this Agreement. Borrower shall also pay all normal service charges with respect to all accounts maintained by Borrower with Lender and any additional services requested by Borrower from Lender. All such costs, expenses and charges shall constitute Obligations hereunder, shall be payable by Borrower to Lender on demand, and, until paid, shall bear interest at the highest rate then applicable to an Advance hereunder.

     (f) Capital Adequacy Charges. If Lender shall have determined that the adoption of any law, rule or regulation regarding capital adequacy, or any change therein or in the interpretation or application thereof, or compliance by Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or governmental authority enacted after the date hereof, does or shall have the effect of reducing the rate of return on Lender's capital as a consequence of its obligations hereunder to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender's policies with respect to capital adequacy) by a material amount, then from time to time, after submission by Lender to Borrower of a written demand therefor ("Capital Adequacy Demand") together with the certificate described below, Borrower shall pay to Lender such additional amount or amounts ("Capital Adequacy Charge") as will compensate Lender for such reduction, such Capital Adequacy Demand to be made with reasonable promptness following such determination. A certificate of Lender claiming entitlement to payment as set forth above shall be conclusive in the absence of manifest error. Such certificate shall set forth the nature of the occurrence giving rise to such reduction, the amount of the Capital Adequacy Charge to be paid to Lender, and the method by which such amount was determined. In determining such amount, Lender may use any reasonable averaging and attribution method, applied on a non-discriminatory basis.

     (g) Maximum Rate of Interest. No provision of this Agreement or any other Loan Document shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section shall govern and prevail and neither the Borrower nor the sureties, guarantors, successors, or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event the Lender ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the indebtedness evidenced by the Note; and, if the principal of the Note has been paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, the Borrower and the Lender shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by the Note so that interest for the entire term does not exceed the Maximum Rate.

          Section 2.05 Take-Out Transactions.

     >From time to time (subject to the provisions of this Section 2.05) on any Business Day prior to the Final Scheduled Payment Date, the Borrower may, upon not less than three (3) Business Days' prior written notice to the Lender, sell and assign to any Person any or all of the Receivables and related Collateral then owned by the Borrower, or an undivided ownership interest therein, without recourse, representation or warranty or any indemnity (other than recourse for breaches of customary representations and warranties), for a net purchase price (after deducting all reasonable expenses incurred by the Borrower in connection with such sale) at least equal to the product of (i) the applicable Advance Percentage and (ii) the aggregate outstanding Principal Balance of such Receivables, plus all accrued interest with respect thereto (the "Take-Out Purchase Price" and, each such transaction, a "Take-Out Transaction"); provided, that such Take-Out Transaction shall not cause, or result in the occurrence of, any Event of Default; provided further that Borrower may sell any Receivables and related Collateral for an amount less than the Take-Out Purchase Price so long as Borrower pays down the related Advance by the amount of such deficiency. The Borrower shall remit the Take-Out Purchase Price by wire transfer in immediately available funds to the account specified by the Lender on the date of the Take-Out Transaction; provided that the Borrower may off-set the Take-Out Purchase Price by an amount equal to the applicable Reserve Account Release Amount. If Borrower so off-sets the Take-Out Purchase Price, then Lender may apply an amount equal to the applicable Reserve Account Release Amount for such Take-Out Transaction to the repayment of the applicable Advances. On the Business Day prior to the Take-Out Transaction, the Borrower shall deliver to the Lender, the Servicer and the Insurer a schedule of the Receivables to be sold and assigned pursuant to the Take-Out Transaction and the date of each Advance to which each Receivable so sold and assigned relates. The principal amount of each Advance shall be reduced by the principal portion of the Take-Out Purchase Price applicable to such Advance as indicated on such schedule.

          Section 2.06 Release of Receivables.(a)Partial Release.

     From time to time in connection with a Take-Out Transaction, subject to the payment of the Take-Out Purchase Price, the Borrower may request the release of any or all of the Receivables and related Collateral then owned by the Borrower by delivering to the Lender, the Servicer and the Insurer a notice (a "Notice of Release"), which Notice of Release shall state that the Borrower plans to enter into a Take-Out Transaction and shall identify the Receivables which are to be the subject of such Take-Out Transaction on a schedule attached to such Notice of Release. Concurrently with the consummation of such Take-Out Transaction and the payment of the Take-Out Purchase Price in accordance with Section 2.05, the Lender shall execute and deliver to the Borrower such documents, if any, as shall be necessary or appropriate to release such Receivables and related Collateral from the liens and security interests evidenced by this Agreement, which documents shall be prepared by the Borrower or at the Borrower's expense but shall be in form and substance reasonably satisfactory to the Lender.

     (b) Full Release. The Lender's right, title and interest in all of the Receivables and related Collateral shall be released effective on the Termination Date. Upon such release and at the cost and expense of the Borrower, the Lender hereby authorizes the Servicer to prepare and file such UCC-3 financing statements or such other instruments (if any) as are necessary or desirable to terminate and remove of record any documents constituting public notice of the security interest granted under Article III, and Lender shall assign and transfer, or cause to be assigned and transferred, and shall deliver or cause to be delivered to the Borrower, all property, including all moneys, instruments and securities, of the Borrower then held by the Lender related to the Receivables and related Collateral.

     (c) Effect of Release. When the release of any of the Receivables and related Collateral is effective in accordance with subsection (a) or (b), all right, title and interest of the Lender in, to and under such Receivables and related Collateral shall terminate and shall revert to the Borrower, its successors and assigns, and the right, title and interest of the Lender therein shall thereupon cease, terminate and become void.

                                   ARTICLE III
                                   COLLATERAL
                                   ----------

     Section 3.01 Grant of Security Interest to Lender.

     As security for the payment of Advances made by Lender to Borrower hereunder and for the payment or other satisfaction of all other Obligations, Borrower hereby assigns to Lender and grants to Lender a continuing security interest in all right, title and interest of Borrower, whether now existing or hereafter arising, in, to and under:

     (a) all Receivables identified on the Receivables Schedule attached to each Notice of Borrowing and Pledge delivered by the Borrower to the Lender and the Insurer from time to time;

     (b) all monies and proceeds received under the Receivables after the related Cutoff Date and all Net Liquidation Proceeds received with respect to the Receivables after the related Cutoff Date;

     (c) the security interests in the Financed Vehicles granted by Contract Obligors pursuant to the related Contracts and any other interest of Borrower in such Financed Vehicles, including, without limitation, the certificates of title or other appropriate evidence of title issued by the applicable Department of Motor Vehicles or similar authority, with respect to such Financed Vehicles;

     (d) any Receivable Insurance Policies and any proceeds from claims on any Receivables Insurance Policies or certificates relating to the Financed Vehicles securing the Receivables or the Contract Obligors thereunder;

     (e) the Default Insurance Policy and any proceeds from claims on the Default Insurance Policy in respect of the Receivables;

     (f) all proceeds from recourse against Dealers with respect to the Receivables;

     (g) all rights of Borrower to require AFCO to repurchase  Receivables under
Section 6.2 of the Receivables Purchase Agreement;

     (h) all rights of Borrower to require AFC to repurchase  Receivables  under
Section 2. c. of the Strategic Alliance Agreement;

     (i) refunds for the costs of extended service contracts with respect to Financed Vehicles securing Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering a Contract Obligor or Financed Vehicle under a Receivable or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing;

     (j) the Receivable File related to each Receivable and all other documents, books and records that Borrower keeps on file in accordance with its customary procedures relating to the Receivables, the Contract Obligors or the Financed Vehicles;

     (k) all amounts and property from time to time held in or credited to any deposit account maintained by the Borrower with respect to the Receivables, including without limitation, the Lock Box Account and the Reserve Account;

     (l) all property (including the right to receive future Net Liquidation Proceeds) that secures a Receivable that has been acquired by or on behalf of Borrower pursuant to a liquidation of such Receivable; and

     (m) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

     Section 3.02 Other Security.

     Lender, in its sole discretion, without waiving or releasing any obligation, liability or duty of Borrower under this Agreement or the other Loan Documents or any Event of Default, may at any time or times hereafter, but shall not be obligated to, pay, acquire or accept an assignment of any security interest, lien, encumbrance or claim asserted by any Person in, upon or against the Collateral. All sums paid by Lender in respect thereof and all costs, fees and expenses including, without limitation, reasonable attorney fees, all court costs and all other charges relating thereto incurred by Lender shall constitute Obligations, payable by Borrower to Lender on demand and, until paid, shall bear interest at the highest rate then applicable to an Advance hereunder.

                                   ARTICLE IV
                     PRESERVATION AND CUSTODY OF COLLATERAL
                     --------------------------------------
                  AND PERFECTION OF SECURITY INTERESTS THEREIN
                  --------------------------------------------

     Section 4.01 Perfection of Security Interests in Collateral

     . Borrower shall at the Lender's request, at any time and from time to time, execute and deliver to the Lender such financing statements, documents and other agreements and instruments (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by Lender) and do such other acts and things as Lender may deem necessary or desirable in its sole discretion in order to establish and maintain a valid, attached and perfected security interest in the Collateral in favor of Lender (free and clear of all other liens, claims, encumbrances and rights of third parties whatsoever, whether voluntarily or involuntarily created, other than subrogation rights of the Insurer under the Default Insurance Policy) to secure payment of the Obligations, and in order to facilitate the collection of the Collateral. With respect to the Collateral that may be perfected by control, Borrower shall take such steps as the Lender may reasonably require in order that Lender may have such control. Borrower irrevocably hereby makes, constitutes and appoints Lender (and all Persons designated by Lender for that purpose) as Borrower's true and lawful attorney and agent-in-fact to file such financing statements, other notices, documents and other agreements and instruments and do such other acts and things as may be necessary to preserve and perfect Lender's security interest in the Collateral. Borrower further agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement. Further, to the extent permitted by applicable law, Lender may file one or more financing statements or other notices disclosing Lender's liens and other security interests under this Agreement.

     Section 4.02 Custody of Receivable Files

     . Borrower shall initially maintain possession of the Receivable Files for the Receivables securing each Advance. If an Advance has not been fully repaid by the applicable Maturity Date, then upon the request of Lender, Borrower shall deliver or cause to be delivered to Lender the Receivable Files for the Receivables securing such Advance. Upon its receipt of the Receivable Files, Lender shall maintain continuous possession and control of the Receivable Files as custodian and bailee of Borrower until the earlier of (i) the date on which a Take-Out Transaction occurs with respect to such Receivables in accordance with
Section 2.05, or (ii) the Termination Date. Until such time, Lender shall hold the Receivable Files in a secure facility located in the State of California in accordance with customary standards for custody by financial institutions and shall physically separate the Receivable Files from all other instruments similar in nature to the Receivable Files in its possession. Lender shall mark its books, accounts and records to reflect that the Receivable Files are held by it as custodian and bailee for Borrower. Lender shall maintain records and procedures, in accordance with prudent industry practices, with respect to the Receivable Files sufficient to create a verifiable audit trail with respect to any Receivable Files that are released from the possession of the Lender from time to time in accordance with the terms of this paragraph. Lender shall permit the Servicer to access the Receivable Files at all reasonable times, upon reasonable notice, during Lender's normal business hours and as permitted by applicable law. Lender shall release Receivable Files in its possession from time to time in accordance with Section 2.06. In addition, on the Termination Date, Lender shall release the Receivable Files then in its possession to the Borrower or its designee.



                                   ARTICLE V
                          LOCK BOX ACCOUNT; COLLECTIONS
                          -----------------------------

     Section 5.01 Establishment of and Deposits to Lock Box Account.

     Borrower shall direct the Contract Obligors to make all payments in respect of the Receivables directly to a post office box (the "Lock Box") designated by, and under the exclusive control of, Lender, at a financial institution acceptable to Lender. Borrower shall establish an account (the "Lock Box

Account") in Lender's name with the Lock Box Provider, into which all payments received in the Lock Box shall be deposited, and into which Borrower will immediately deposit all payments received by Borrower in respect of the Collateral in the identical form in which such payments were received, whether by cash or check. The Lock Box Account shall initially be maintained and processed by the Lock Box Provider pursuant to the Lock Box Agreement. If Borrower, any Affiliate or Subsidiary, any shareholder, officer, director, employee or agent of Borrower or any Affiliate or Subsidiary, or any other Person acting for or in concert with Borrower shall receive any monies, checks, notes, drafts or other payments relating to or as proceeds of the Collateral, Borrower and each such Person shall receive all such items in trust for, and as the sole and exclusive property of, Lender and, immediately upon receipt thereof, shall remit the same (or cause the same to be remitted) in kind to the Lock Box Account. If the Lock Box Provider is not the Lender, the Lock Box Provider shall acknowledge and agree, in a manner satisfactory to Lender, that the amounts on deposit in such Lock Box Account are the sole and exclusive property of Lender and that it (i) has no right to setoff against the Lock Box Account or against any other account maintained by such financial institution into which the contents of the Lock Box Account are transferred, (ii) has not and will not enter into a control agreement with any third party with respect to the Lock Box Account, and (iii) shall wire, or otherwise transfer in immediately available funds to Lender in a manner satisfactory to Lender, funds deposited in the Lock Box Account on a daily basis as such funds are collected. Borrower agrees that all payments made to such Lock Box Account or otherwise received by Lender, whether in respect of the Collateral or otherwise, will be applied on account of the Obligations in accordance with the terms of this Agreement. Borrower agrees to pay all fees, costs and expenses in connection with opening and maintaining the Lock Box Account. All of such fees, costs and expenses if not paid by Borrower, may be paid by Lender and in such event all amounts paid by Lender shall constitute Obligations hereunder, shall be payable to Lender by Borrower upon demand, and, until paid, shall bear interest at the highest rate then applicable to any Advance hereunder. All checks, drafts, instruments and other items of payment or proceeds of Collateral shall be endorsed by Borrower to Lender, and, if that endorsement of any such item shall not be made for any reason, Lender is hereby irrevocably authorized to endorse the same on Borrower's behalf. For the purpose of this section, Borrower irrevocably hereby makes, constitutes and appoints Lender (and all Persons designated by Lender for that purpose) as Borrower's true and lawful attorney and agent-in-fact (i) to endorse Borrower's name upon said items of payment and/or proceeds of Collateral and upon any Chattel Paper, Document, Instrument, invoice or similar document or agreement relating to the Collateral; (ii) to take control in any manner of any item of payment or proceeds thereof and (iii) to have access to any lock box or postal box into which any of Borrower's mail is deposited, and open and process all mail addressed to Borrower and deposited therein.

     Section 5.02 Lender's Remedies Upon an Event of Default.

     Upon the occurrence and continuance of an Event of Default, in addition to any other remedies specified herein, Lender may (i) enforce collection of any of the Receivables or other amounts owed to Borrower by suit or otherwise; (ii) exercise all of Borrower's rights and remedies with respect to proceedings brought to collect any Receivables or other amounts owed to Borrower; (iii) surrender, release or exchange all or any part of any Receivables or other amounts owed to Borrower, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder;
(iv) sell or assign any Receivables or other amount owed to Borrower upon such terms, for such amount and at such time or times as Lender deems advisable; (v) prepare, file and sign Borrower's name on any proof of claim in bankruptcy or other similar document against any Contract Obligor or other Person obligated to Borrower; and (vi) do all other acts and things which are necessary, in Lender's sole and absolute discretion, to fulfill Borrower's obligations under this Agreement and the other Loan Documents and to allow Lender to collect the Receivables or other amounts owed to Borrower. In addition to any other provision hereof, Lender may at any time, after the occurrence and during the continuance of an Event of Default, at Borrower's expense, notify any Contract Obligors to make payment directly to Lender of any amounts due or to become due under the Receivables.

     Section 5.03 Investment of Funds in Lock Box Account.

     Funds on deposit in the Lock Box Account shall be invested by Lender in Eligible Investments selected in writing by Borrower (pursuant to standing instructions or otherwise) that will mature so that such funds will be available at the close of business on the Business Day immediately preceding the following Payment Date. Funds deposited in the Lock Box Account on the day immediately preceding a Payment Date upon the maturity of any Eligible Investments are not required to be invested overnight. All Eligible Investments will be held to maturity. Lender shall not in any way be held liable by reason of any insufficiency in the Lock Box Account resulting from any loss on any Eligible Investment included therein except for losses attributable to Lender's gross negligence or willful misconduct.

                                   ARTICLE VI
                                 RESERVE ACCOUNT
                                 ---------------

     Section 6.01Establishment of and Deposits to Reserve Account.

     On the Closing Date, the Borrower shall establish an account (the "Reserve Account") in Lender's name with a financial institution acceptable to the Lender. On each Advance Date, the Lender shall deposit or cause to be deposited into the Reserve Account (out of Advance proceeds) an amount equal to the Required Reserve Account Deposit.

     Section 6.02 Withdrawals From Reserve Account.

     On each Payment Date, the Lender shall withdraw the Reserve Account Distribution Amount from the Reserve Account and shall retain for its own account such amount pursuant to subparagraph (f) of Article VII.

     Section 6.03 Release of Funds From Reserve Account.

     On each Payment Date, Lender shall release the Reserve Account Release Amount to the Borrower or its designee pursuant to subparagraph (h) of Article
VII. On the Termination Date, Lender shall release and distribute all amounts remaining on deposit in the Reserve Account to Borrower or its designee.

     Section 6.04 Investment of Funds in Reserve Account.

     Funds on deposit in the Reserve Account from time to time shall be invested by Lender in Eligible Investments selected in writing by Borrower (pursuant to standing instructions or otherwise) that will mature so that such funds will be available at the close of business on the Business Day immediately preceding the following Payment Date. Funds deposited in the Reserve Account on the day immediately preceding a Payment Date upon the maturity of any Eligible Investments are not required to be invested overnight. All Eligible Investments will be held to maturity. Lender shall not in any way be held liable by reason of any insufficiency in the Reserve Account resulting from any loss on any

Eligible Investment included therein except for losses attributable to Lender's gross negligence or willful misconduct or its failure to make payments on such Eligible Investments issued by Lender, in its commercial capacity as principal obligor, in accordance with their terms.

     Section 6.05 Filing of Claims Under Default Insurance Policy.

     Borrower shall make or cause to be made claims for Insured Losses under the Default Insurance Policy and shall cause all amounts received under the Default Insurance Policy in respect of Insured Losses to be deposited into the Reserve Account.

                                  ARTICLE VII
                            REPAYMENT OF OBLIGATIONS
                            ------------------------

     On each Payment Date, Lender (based on the information contained in the Servicer's Certificate delivered on the related Determination Date) shall make the following distributions in the following order of priority:

          (a) to the Lock Box Provider, from Available Funds on deposit in the Lock Box Account, an amount equal to the aggregate Lock Box Service Fees for each outstanding Contract as of the related Determination Date;

          (b) to the Lender, from Available Funds on deposit in the Lock Box Account, the Custodial Fee, if any, for such Payment Date;

          (c) to the Servicer, from Available Funds on deposit in the Lock Box Account, an amount equal to the applicable Servicing Fee for the related Accrual Period;

          (d) to the Lender, from Available Funds on deposit in the Lock Box Account, the Interest Distribution Amount for such Payment Date;

          (e) to the Lender, from Available Funds on deposit in the Lock Box Account, the Aggregate Principal Distribution Amount for such Payment Date;

          (f) to the Lender, from Available Funds on deposit in the Reserve Account, the Aggregate Reserve Account Distribution Amount for such Payment Date;

          (g) to the Reserve Account, from Available Funds on deposit in the Lock Box Account, an amount equal to the Aggregate Reserve Account Reimbursement Amount for such Payment Date;

          (h) to the Borrower, from the Reserve Account, the Reserve Account Release Amount, if any, for such Payment Date; and

          (i) to the Borrower, the remaining Available Funds, if any, on deposit in the Lock Box Account.

                                  ARTICLE VIII
                         SERVICING AND FINANCIAL REPORTS
                         -------------------------------

     Section 8.01 Servicing of the Receivables; Servicer's Certificate.

     Borrower shall cause the Servicer to service the Receivables in accordance with the terms and provisions of the Servicing Agreement and, if the Servicer is terminated thereunder, Borrower shall cause the Back-Up Servicer to service the Receivables in accordance with the terms and provisions of the Back-Up Servicing Agreement. On each Determination Date, Borrower shall cause the Servicer (or the Back-Up Servicer, as applicable) to deliver to Lender a Servicer's Certificate in substantially the form attached hereto as Exhibit I.

     Section 8.02 Financial Statements.

     Borrower shall deliver or cause to be delivered to Lender the following certificates and financial reports, all of which shall be prepared in accordance with generally accepted accounting principles consistently applied: (i) on every Thursday during the term of this Agreement (or if such Thursday is not a Business Day, then the immediately preceding Business Day), a report as to the status of the titles for the Financed Vehicles with respect to the Receivables that have been pledged to Lender to secure any Advances (the "Weekly Title Status Report"); (ii) no later than fifteen (15) days after the end of each calendar month, a statement with respect to the amounts distributed pursuant to
Article VII hereof (the "Monthly Distribution Statement"); (iii) no later than thirty (30) days after the end of each calendar month, a report as to the aging of all of the Receivables then owned by AFCO and/or the Borrower (the "Monthly Receivables Aging Report"); (iv) no later than forty-five (45) days after the end of each calendar quarter, a compliance certificate in the form of Exhibit B hereto (the "Quarterly Compliance Certificate"), which compliance certificate shall include a calculation of all financial covenants contained in this Agreement; (v) no later than forty-five (45) days after the end of each calendar quarter, copies of internally-prepared consolidated financial statements, including, without limitation, balance sheets and statements of income, retained earnings and cash flow, of ACE and its subsidiaries (including Borrower and
AFCO), certified by the Chief Financial Officer of ACE; (vi) no later than ninety (90) days after the end of each Fiscal Year, audited annual consolidated financial statements of ACE and its subsidiaries (including Borrower and AFCO) with a copy of an unqualified opinion by independent certified public accountants selected by ACE and reasonably satisfactory to Lender, which financial statements shall be accompanied by copies of any management letters sent to ACE by such accountants; (vii) no later than thirty (30) days after the filing thereof with the Internal Revenue Service, a copy of the consolidated federal income tax returns for Pacific USA Holdings Corp.; (viii) no later than one hundred twenty (120) days after the end of each Fiscal Year, audited annual consolidated financial statements of PEWC and its subsidiaries with a copy of an unqualified opinion from PEWC's independent certified public accountants.

     Section 8.03 Other Information.

     Promptly upon Lender's request, such other business or financial data, reports, appraisals and projections as Lender may reasonably request.

     Section 8.04 Collateral Examination.

     No later than 30 days after each six calendar month period during the term of this Agreement, Borrower shall permit Lender's approved auditors, at Lender's expense, to review and examine the Collateral at Borrower's location as specified in Exhibit A.

                                   ARTICLE IX
                                   TERMINATION
                                   -----------

     This Agreement shall be in effect from the date hereof until the Termination Date. On the Termination Date, Borrower shall deliver to Lender a release, in form and substance satisfactory to Lender, of all obligations and liabilities of Lender and its officers, directors, employees, agents, parents, subsidiaries and affiliates to Borrower.

                                   ARTICLE X
                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER
                 ----------------------------------------------

     Borrower hereby represents and warrants to Lender, which representations and warranties (whether appearing in this Article X or elsewhere) shall be true at the time of Borrower's execution hereof, the Closing Date and each Advance Date, and shall remain true until the repayment in full and satisfaction of all the Obligations and termination of this Agreement.

     Section 10.01 Financial Statements and Other Information.

     The financial statements and other information delivered or to be delivered by Borrower to Lender at or prior to the date of this Agreement accurately reflect the financial condition of Borrower, and there has been no adverse change in the financial condition, the operations or any other status of Borrower since the date of the financial statements delivered to Lender most recently prior to the date of this Agreement. All written information now or heretofore furnished by Borrower to Lender is true and correct as of the date with respect to which such information was furnished.

     Section 10.02 Locations.

     The office where Borrower keeps its books, records and accounts (or copies thereof) concerning the Collateral, Borrower's principal place of business and all of Borrower's other places of business, locations of Collateral and post office boxes and locations of bank accounts are as set forth in Exhibit A and at other locations within the continental United States of which Lender has been advised by Borrower.

     Section 10.03 Loans by Borrower.

     Borrower has not made any loans or advances to any Affiliate or other Person except for advances authorized hereunder to employees, officers and directors of Borrower for travel and other expenses arising in the ordinary course of Borrower's business.

     Section 10.04 Liens.

     Borrower is the lawful owner of all Collateral now purportedly owned or hereafter purportedly acquired by Borrower, free from all Liens, claims, security interests and encumbrances whatsoever, whether voluntarily or involuntarily created and whether or not perfected, other than the lien in favor of Lender created hereby. Other than the security interest granted to Lender hereunder, Borrower has not pledged, assigned, sold, or granted a security interest in, or otherwise conveyed any of the Collateral, other than such security interests as are released on or before the Closing Date. Borrower has not authorized the filing of and is not aware of any financing statements filed against Borrower that include a description of any portion of the Collateral other than any financing statement relating to the Security Interest granted to Lender hereunder or that has been terminated or released as to the Collateral on or prior to the Closing Date. There are no judgment or tax lien filings against Borrower.

     Section 10.05 Organization, Authority and No Conflict.

     Borrower is duly organized, validly existing and in good standing as a corporation under the laws of the State of Nevada (File No.: C12085-2001) and is duly qualified and in good standing in all states where the nature and extent of the business transacted by it or the ownership of its assets makes such qualification necessary. Borrower has the right and power and is duly authorized and empowered to enter into, execute and deliver this Agreement and the other

Loan Documents to which it is a party and perform its obligations hereunder and thereunder. Borrower's execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party does not conflict with the provisions of the organizational documents of Borrower, any statute, regulation, ordinance or rule of law, or any agreement, contract or other document which may now or hereafter be binding on Borrower, and Borrower's execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party shall not result in the imposition of any lien or other encumbrance upon any of Borrower's property under any existing indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument by which Borrower or any of its property may be bound or affected.

     Section 10.06 Litigation.

     There are no actions or proceedings which are pending or threatened against Borrower which might have a Material Adverse Effect on Borrower, and Borrower shall, promptly upon becoming aware of any such pending or threatened action or proceeding, give written notice thereof to Lender.

     Section 10.07 Compliance with Laws and Maintenance of Permits.

     Borrower has obtained all governmental consents, franchises, certificates, licenses, authorizations, approvals and permits, the lack of which would have a Material Adverse Effect on Borrower. Borrower is in compliance in all material respects with all applicable federal, state, local and foreign statutes, orders, regulations, rules and ordinances, the failure to comply with which would have a Material Adverse Effect on Borrower.

     Section 10.08 Affiliate Transactions.

     Borrower is not conducting, permitting or suffering to be conducted, transaction with any Affiliate other than transactions with Affiliates for services in the ordinary course of business pursuant to terms that are no less favorable to Borrower than the terms upon which such transfers or transactions would have been made had they been made to or with a Person that is not an Affiliate.

     Section 10.09 Names and Tradenames.

     Borrower's name has always been as set forth on the first page of this Agreement and Borrower uses no tradenames, assumed names, fictitious names or division names in the operation of its business.

     Section 10.10 Enforceability.

     This Agreement and the other Loan Documents to which Borrower is a party are the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms, except as may be limited by laws affecting creditors' rights generally.

     Section 10.11 Solvency.

     Borrower is, after giving effect to the transactions contemplated hereby, solvent, is able to pay its debts as they become due, has capital sufficient to carry on its business, now owns property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay its debts, and will not be rendered insolvent by the execution and delivery of this Agreement or any of the other Loan Documents or by completion of the transactions contemplated hereunder or thereunder.

     Section 10.12 Indebtedness.

     Borrower is not obligated (directly or indirectly), for any loans or other indebtedness for borrowed money other than the Loan.

     Section 10.13 Margin Security and Use of Proceeds.

     Borrower does not own any margin securities, and none of the proceeds of the Loans hereunder shall be used for the purpose of purchasing or carrying any margin securities or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase any margin securities or for any other purpose not permitted by Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

     Section 10.14 No Defaults.

     Borrower is not in default under any material contract, lease or commitment to which it is a party or by which it is bound, nor does Borrower know of any dispute regarding any contract, lease or commitment which would have a Material Adverse Effect on Borrower.

     Section 10.15 Employee Matters.

     There are no controversies pending or threatened between Borrower and any of its employees, agents or independent contractors other than employee grievances arising in the ordinary course of business which would not, in the aggregate, have a Material Adverse Effect on Borrower, and Borrower is in compliance with all Federal and State laws respecting employment and employment terms, conditions and practices except for such non-compliance which would not have a Material Adverse Effect on Borrower.

Section 10.16 ERISA Matters.

     None of Borrower, any of its Subsidiaries, or any of their ERISA Affiliates maintains or contributes to any Benefit Plan.

                                   ARTICLE XI
                       REPRESENTATIONS AND WARRANTIES WITH
                       -----------------------------------
                           RESPECT TO THE RECEIVABLES
                           --------------------------

     Borrower hereby makes the following representations and warranties to Lender as to the Receivables to be pledged on each Advance Date. Unless specified otherwise, such representations and warranties speak as of each such Advance Date.

          (a) Characteristics of Receivables. Each Receivable (1) is an Eligible Receivable, (2) has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, such Dealer had all necessary licenses and permits to originate such Receivables in the state where such Dealer was located, has been fully and properly executed by the parties thereto, has been purchased by AFCO in connection with the sale of Financed Vehicles by the Dealers and has been validly assigned by such Dealer to AFCO and by AFCO to Borrower in accordance with its terms, (3) has created a valid, subsisting, and enforceable first priority perfected security interest in favor of AFCO in the Financed Vehicle, which security interest has been validly assigned by AFCO to Borrower and by Borrower to Lender, (4) contains customary and enforceable provisions such that the rights and remedies of the holder or assignee thereof shall be adequate for realization against the collateral of the benefits of the security including without limitation a right of repossession following a default, (5) provides for level monthly payments that fully amortize the Amount Financed over the original term (except for the last payment, which may be different from the level payment but in no event shall exceed three times such level payment) and yield interest at the Annual Percentage Rate, (6) was originated by a Dealer to a Contract Obligor and was sold by the Dealer to AFCO and by AFCO to Borrower without any fraud or misrepresentation on the part of such Dealer or the Obligor and (7) is denominated in Dollars.

                    (b)  Additional  Receivables  Characteristics.   As  of  the
               Advance Date:

                    (i) each  Receivable has been  originated in accordance with
               AFCO's Contract Purchase Guidelines;

                    (ii) each Receivable is not more than two Scheduled Receivable Payments past due with respect to more than 10% of any Scheduled Receivable Payment as of the related Cutoff Date and is not due from a Delinquent Obligor;

                    (iii) no Receivable  has been  extended  beyond its original term, except in accordance with the Servicer's stated policies and procedures for deferments or extensions;

                    (iv) each  Receivable  satisfies  in all  material  respects
               AFCO's Contract Purchase Guidelines;

                    (v) no Financed Vehicle financed under the Receivables is on the list of excluded vehicles referenced in AFCO's Contract Purchase Guidelines.

          (c) Information on Receivables Schedule. The information with respect to the Receivables set forth in the Receivables Schedule is true and correct in all material respects as of the close of business on the related Cutoff Date.

          (d) Compliance with Law. Each Receivable, the sale of the Financed Vehicle and the sale of any physical damage, credit life and credit accident and health insurance and any extended warranties or service contracts complied at the time the Receivable was originated or made and at the Advance Date complies in all material respects with all requirements of applicable Federal, State, and local laws, and regulations thereunder including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, the Texas Consumer Credit Code, the California Automobile Sales Finance Act and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

          (e) No Government Obligor. None of the Receivables are due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America or any State.

          (f) Security Interest in Financed Vehicle. Immediately prior to the pledge thereof to Lender (or, in the case of any Receivables with respect to which the related Lien Certificates have not been received by the Borrower as of the Advance Date, within 90 days from their respective origination dates), each Receivable shall be secured by a validly perfected first priority security interest in the Financed Vehicle in favor of AFCO, which has been validly assigned from AFCO to Borrower and from Borrower to Lender, and such assigned security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any tax liens or mechanics' liens which may arise after the Advance Date as a result of a Contract Obligor's failure to pay its obligations, as applicable).

          (g)   Receivables  in  Force.   No  Receivable  has  been   satisfied,
subordinated or rescinded, nor has any related Financed Vehicle been released from the lien granted by the Receivable in whole or in part.

          (h) No Waiver. Except as permitted by the Servicer in accordance with the Servicer's stated policies and procedures in effect on the Closing Date, no provision of a Receivable has been waived, altered or modified in any respect since its origination.

          (i) No Defenses. No right of rescission, setoff, counterclaim or defense exists or has been asserted or threatened with respect to a Receivable. The operation of the terms of any Receivable or the exercise of any right thereunder will not render such Receivable unenforceable in whole or in part and such Receivable is not subject to any such right of rescission, setoff, counterclaim, or defense.

          (j) No Liens. As of the related Cutoff Date, (a) there are no liens or claims existing or which have been filed for work, labor, storage or materials relating to a Financed Vehicle financed under a Receivable that shall be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable and (b) there is no lien against the Financed Vehicle financed under a Receivable for delinquent taxes.

          (k) No Default; Repossession. Except for delinquencies with respect to not more than two Scheduled Receivable Payments as of the related Cutoff Date, no default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable has arisen; and neither the Borrower nor the Servicer shall waive or has waived any of the foregoing (except in a manner consistent with the Servicer's stated policies and procedures in effect as of the Closing Date); and no Financed Vehicle financed under a Receivable shall have been repossessed.

          (l) Insurance; Other. (A) Each Contract Obligor has obtained an insurance policy covering the related Financed Vehicle as of the date of execution of the related Contract insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by automobile comprehensive and collision coverage and AFCO and its successors and assigns are named the loss payee or an additional insured of such insurance policy, and each Receivable requires the Contract Obligor to obtain and maintain such insurance naming AFCO and its successors and assigns as loss payee or an additional insured, (B) each Receivable that finances the cost of premiums for credit life and credit accident and health insurance is covered by an insurance policy or certificate of insurance naming AFCO as policyholder (creditor) under each such insurance policy and certificate of insurance and (C) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract. Pursuant to the Receivables Purchase Agreement, AFCO has assigned to Borrower all of its rights described in clauses (A) and (B) above.

          (m) All Filings Made. All filings (including, without limitation, UCC filings or other actions) necessary in any jurisdiction to give Lender a first priority perfected security interest in the Collateral have been made, taken or performed.

          (n) Receivable File; One Original. Borrower has delivered to the Servicer a complete Receivable File with respect to each Receivable. There is only one original executed copy of each Receivable. (o) Chattel Paper. Each Receivable constitutes "chattel paper" under the UCC.

          (p) Title Documents. (A) If the Receivable was originated in a State in which notation of a security interest on the title document of the related Financed Vehicle is required or permitted to perfect such security interest, the title document of the related Financed Vehicle for such Receivable shows, or if a new or replacement title document is being applied for with respect to such Financed Vehicle the title document (or other appropriate evidence of title issued by the applicable Department of Motor Vehicles or similar authority) will be received within 180 days and will show, AFCO named as the original secured party under the Receivable as the holder of a first priority security interest in such Financed Vehicle, and (B) if the Receivable was originated in a State in which the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show AFCO named as the original secured party under the Receivable, and in either case, upon the assignment of such security interest from AFCO to Borrower and from Borrower to Lender, Lender shall have the same rights as such secured party has or would have (if such secured party were still the owner of the Receivable) against all parties claiming an interest in such Financed Vehicle. With respect to each Receivable for which the title document has not yet been returned from the Registrar of Titles, Borrower has received written evidence from the related Dealer that such title document showing AFCO as first lienholder has been applied for.

          (q) Valid and Binding Obligation of Contract Obligor. Each Receivable is the legal, valid and binding obligation in writing of the related Contract Obligor and is enforceable against the related Contract Obligor in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally, and all parties to such contract had full legal capacity to execute and deliver such contract and all other documents related thereto and to grant the security interest purported to be granted thereby. Each Receivable is not subject to any right of set-off by the related Contract Obligor.

          (r) Characteristics of Contract Obligors. As of the date of each Contract Obligor's application for the loan from which the Receivable arises, such Contract Obligor (a) did not have any material past due credit obligations or any personal or real property repossessed or wages garnished within one year prior to the date of such application, unless such amounts have been repaid or discharged through bankruptcy, (b) was not the subject of any Federal, State or other bankruptcy, insolvency or similar proceeding pending on the date of application that is not discharged, (c) had not been the subject of more than one Federal, State or other bankruptcy, insolvency or similar proceeding and (d) was domiciled in the United States.

          (s) Lock Box. On or prior to the next billing period after the related Cutoff Date, Borrower will notify (or will cause to be notified) each Contract Obligor to make payments with respect to its respective Receivables after such Cutoff Date directly to the Lock Box, and will provide each Contract Obligor with a monthly statement in order to enable such Contract Obligor to make payments directly to the Lock Box.

          (t) Casualty. To the best of Borrower's knowledge, no Financed Vehicle financed under a Receivable has suffered a Casualty.

          (u) Receivables Not Assumable. No Receivable is assumable by another Person in a manner which would release the related Contract Obligor from such Contract Obligor's obligations to Borrower with respect to such Receivable.

          (v) Servicing. The servicing of each Receivable and the collection practices relating thereto have been lawful and in accordance with usual and customary industry the standards; and, other than the Servicer, no other person has the right to service the Receivable.

          (w) Creation of Security Interest. This Agreement creates a valid and continuing security interest (as defined in the UCC) in the Collateral in favor of Lender, which security interest is prior to all other Liens and is enforceable as such as against creditors of and purchasers from Borrower.

          (x) Perfection of Security Interest in Collateral. Borrower has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to Lender pursuant to Section 3.01 hereunder.

          (y) No Other Security Interests. Other than the security interest granted to Lender pursuant to Section 3.01 hereunder, Borrower has not pledged, assigned, sold, or granted a security interest in, or otherwise conveyed any of the Collateral, other than such Security Interests as are released on or before the Closing Date. Borrower has not authorized the filing of and is not aware of any financing statements filed against Borrower that include a description of any portion of the Collateral other than any financing statement relating to the Security Interest granted to Lender hereunder or that has been terminated or released as to the Collateral on or prior to the Closing Date. Borrower is not aware of any judgment or tax lien filings against Borrower.



                                  ARTICLE XII
                              AFFIRMATIVE COVENANTS
                              ---------------------

     Until payment and satisfaction in full of all Obligations and termination of this Agreement, unless Borrower obtains Lender's prior written consent waiving or modifying any of Borrower's covenants hereunder in any specific instance, Borrower covenants and agrees as follows:

          Section 12.01 Maintenance of Records.

Borrower shall at all times keep accurate and complete books, records and accounts with respect to all of Borrower's business activities, in accordance with sound accounting practices and generally accepted accounting principles consistently applied, and shall keep such books, records and accounts, and any copies thereof, only at the addresses indicated for such purpose on Exhibit A. During the term of this Agreement, Borrower shall maintain all of its deposit accounts and cash reserves with Lender.

          Section 12.02 Notices. Borrower shall:


          (a) Locations. Promptly (but in no event less than ten (10) days prior to the occurrence thereof) notify Lender of the proposed opening of any new place of business or new location of Collateral, the closing of any existing place of business or location of Collateral, any change of in the location of Borrower's books, records and accounts (or copies thereof).

          (b) Litigation and Proceedings. Promptly upon becoming aware thereof, notify Lender of any actions or proceedings which are pending or threatened against Borrower which might have a Material Adverse Effect on Borrower.

          (c) Names and Trade Names. Notify Lender within ten (10) days of the change of its name or the use of any trade name, assumed name, fictitious name or division name not previously disclosed to Lender in writing.

          (d) Default; Material Adverse Change. Promptly advise Lender of any material adverse change in the business, property, assets, prospects, operations or condition, financial or otherwise, of Borrower, the occurrence of any Event of Default hereunder or the occurrence of any event which, if uncured, will become an Event of Default after notice or lapse of time (or both).

All of the foregoing notices shall be provided by Borrower to Lender in writing.

          Section 12.03 Compliance with Laws and Maintenance of Permits.

Borrower shall maintain all governmental consents, franchises, certificates, licenses, authorizations, approvals and permits, the lack of which would have a Material Adverse Effect on Borrower and Borrower shall remain in compliance with all applicable federal, state, local and foreign statutes, orders, regulations, rules and ordinances, the failure with which to comply would have a Material Adverse Effect on Borrower.

          Section 12.04 Inspection and Audits.

Borrower shall permit Lender, or any Persons designated by it, to call at Borrower's places of business at any reasonable times, and, without hindrance or delay, to inspect the Collateral and to inspect, audit, check and make extracts from Borrower's books, records, journals, orders, receipts and any correspondence and other data relating to Borrower's business, the Collateral or any transactions between the parties hereto, and shall have the right to make such verification concerning Borrower's business as Lender may consider reasonable under the circumstances. Borrower shall furnish to Lender such information relevant to Lender's rights under this Agreement as Lender shall at any time and from time to time request. Lender, through its officers, employees or agents shall have the right, at any time and from time to time, in Lender's name, to verify the validity, amount or any other matter relating to any of the Receivables, by mail, telephone, telegraph or otherwise. Borrower authorizes Lender to discuss the affairs, finances and business of Borrower with any officers, employees or directors of Borrower or with its Parent or any Affiliate or the officers, employees or directors of its Parent or any Affiliate, and to discuss the financial condition of Borrower with Borrower's independent public accountants. Any such discussions shall be without liability to Lender or to Borrower's independent public accountants. Borrower shall pay to Lender all fees and all costs and out-of-pocket expenses incurred by Lender in the exercise of its rights hereunder, and all of such fees, costs and expenses shall constitute Obligations hereunder, shall be payable on demand and, until paid, shall bear interest at the highest rate then applicable to any Advance hereunder.

          Section 12.05 Default Insurance Policy.

Borrower shall take all action within its power and control to maintain the Default Insurance Policy in full force and effect during the term of this Agreement, including without limitation the timely payment of all applicable insurance premiums. If Borrower at any time or times hereafter shall fail to obtain or maintain the Default Insurance Policy or to pay any premium relating thereto, then Lender, without waiving or releasing any obligation or default by Borrower hereunder, may (but shall be under no obligation to) obtain and maintain such Default Insurance Policy and pay such premiums and take such other actions with respect thereto as Lender deems advisable. All sums disbursed by Lender in connection with any such actions, including, without limitation, court costs, expenses, other charges relating thereto and reasonable attorneys' fees, shall constitute Loans hereunder, shall be payable on demand by Borrower to Lender and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

          Section 12.06 Use of Proceeds.

All monies and other property obtained by Borrower from Lender pursuant to this Agreement shall be used solely for business purposes of Borrower.

          Section 12.07 Taxes.

Borrower shall file all required tax returns and pay all of its Taxes when due and shall cause any liens for Taxes to be promptly released; provided, that Borrower shall have the right to contest the payment of such Taxes in good faith by appropriate proceedings so long as (i) the amount so contested is shown on Borrower's financial statements; (ii) the contesting of any such payment does not give rise to a lien for Taxes; (iii) Borrower keeps on deposit with Lender (such deposit to be held without interest) an amount of money which, in the sole judgment of Lender, is sufficient to pay such Taxes and any interest or penalties that may accrue thereon; and (iv) if Borrower fails to prosecute such contest within 90 days, Lender may apply the money so deposited in payment of such Taxes. If Borrower fails to pay any such Taxes and in the absence of any such contest by Borrower, Lender may (but shall be under no obligation to) advance and pay any sums required to pay any such Taxes and/or to secure the release of any lien therefor, and any sums so advanced by Lender shall constitute Advances hereunder, shall be payable by Borrower to Lender on demand, and, until paid, shall bear interest at the highest rate then applicable to any Advance hereunder.

          Section 12.08 Intellectual Property.

Borrower shall maintain adequate licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, trade styles and trade names to continue its business as heretofore conducted by it or as hereafter conducted by it.

          Section 12.09 Financial Covenants.

For the fiscal quarter ending on December 31, 2003, ACE shall maintain an Adjusted Tangible Net Worth of not less than ($250,000); for the fiscal quarter ending on March 31, 2004, ACE shall maintain an Adjusted Tangible Net Worth of not less than $15,000; and for the fiscal quarter ending on June 30, 2004 and for all subsequent fiscal quarters during the term of this Agreement, ACE shall maintain an Adjusted Tangible Net Worth of not less than $600,000. In addition, during the term of this Agreement, (A) ACE shall maintain a ratio of Net Worth to Tangible Assets of not less than 0.15:1.00; (B) the Cumulative Charge-off Ratio shall be not more than 10%; and (C) the Rolling 3 Month Average Delinquency Rate shall be not more than 7.5%.

                                  ARTICLE XIII
                               NEGATIVE COVENANTS

     Until payment and satisfaction in full of all Obligations and termination of this Agreement, unless Borrower obtains Lender's prior written consent waiving or modifying any of Borrower's covenants hereunder in any specific instance, Borrower agrees as follows:

     Section 13.01 Guaranties.

Borrower shall not assume, guarantee or endorse, or otherwise become liable in connection with, the obligations of any Person, except by endorsement of instruments for deposit or collection or similar transactions in the ordinary course of business.

     Section 13.02 Indebtedness.

Borrower shall not create, incur, assume or become obligated (directly or indirectly), for any loans or other Indebtedness for borrowed money other than the Loan.

     Section 13.03 Liens.

Borrower shall not grant or permit to exist  (voluntarily or involuntarily)  any
lien,  claim,   security  interest  or  other  encumbrance   whatsoever  on  the
Collateral.

     Section  13.04  Mergers,  Sales,   Acquisitions,   Subsidiaries  and  Other
     Transactions Outside the Ordinary Course of Business.

Borrower shall not (i) enter into any merger or consolidation; (ii) sell, lease or otherwise dispose of any of its assets other than in the ordinary course of business; (iii) purchase the stock, other equity interests or all or a material portion of the assets of any Person or division of such Person; or (iv) enter into any other transaction outside the ordinary course of Borrower's business, including, without limitation, any purchase, redemption or retirement of any shares of any class of its stock or any other equity interest, and any issuance of any shares of, or warrants or other rights to receive or purchase any shares of, any class of its stock or any other equity interest.

     Section 13.05 Dividends and Distributions.

Neither AFCO nor Borrower shall declare or pay any dividend or other distribution (whether in cash or in kind) on any class of its stock, except for distributions in respect of payments required to be made by AFCO or Borrower under tax sharing agreements between AFCO, Borrower and their respective Affiliates.

     Section 13.06 Investments; Loans.

Borrower shall not purchase or otherwise acquire, or contract to purchase or otherwise acquire, the obligations or stock of any Person, other than direct obligations of the United States; nor shall Borrower lend or otherwise advance funds to any Person except for advances made to employees, officers and directors for travel and other expenses arising in the ordinary course of business.

     Section 13.07 Fundamental Changes, Line of Business.

Borrower shall not amend its organizational documents or change its Fiscal Year or enter into a new line of business materially different from Borrower's current business. In addition, Borrower shall not change its name or its jurisdiction of incorporation.

     Section 13.08 Guarantees.

Borrower shall not guarantee or otherwise become in any way liable with respect to the obligations of any third Person except by endorsement of instruments or items of payment for deposit to the account of Borrower or which a transmitted or turned over to Lender.


                                  ARTICLE XIV
                                     DEFAULT
                                     -------

     The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:

     Section 14.01 Payment.

The failure of any Obligor to pay when due, declared due, or demanded by Lender, any of the  Obligations.  Section  14.02.....Breach  of the Loan Documents.  The
failure of any Obligor to perform, keep or observe any of the covenants, conditions, promises, agreements or obligations of such Obligor under any of the Loan Documents.

     Section 14.03 Breaches of Other Obligations.

The failure of any Obligor to perform, keep or observe any of the covenants, conditions, promises, agreements or obligations of such Obligor under any other agreement with any Person if such failure might have a Material Adverse Effect on such Obligor.

     Section 14.04 Default under Indebtedness.

A default shall have occurred under any Indebtedness of Borrower or any of its Subsidiaries, or (whether at stated maturity, required prepayment, acceleration, demand or otherwise), individually or in the aggregate in excess of $250,000 or any default or event of default shall occur under any agreement or instrument evidencing or relating to such Indebtedness, if the effect thereof is to accelerate the maturity thereof or to permit the holder or holders of such Indebtedness, or an agent or trustee on its or their behalf, to accelerate the maturity thereof or to require the mandatory prepayment or redemption thereof.

     Section 14.05 Subordination of Obligations.

If Borrower or any of its Subsidiaries makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness.

     Section 14.06 Breach of Representations and Warranties.

The making or furnishing by any Obligor to Lender of any representation, warranty, certificate, schedule, report or other communication within or in connection with this Agreement or the other Loan Documents or in connection with any other agreement between such Obligor and Lender, which is untrue or misleading in any respect.

     Section 14.07 Loss of Collateral.

The loss, theft, damage or destruction of a material portion of the Collateral.


     Section 14.08 Levy, Seizure or Attachment.

The making or any attempt by any Person to make any levy, seizure or attachment upon the Collateral.

     Section 14.09 Bankruptcy or Similar Proceedings.

The commencement of any proceedings in bankruptcy by or against any Obligor or for the liquidation or reorganization of any Obligor, or alleging that such Obligor is insolvent or unable to pay its debts as they mature, or for the readjustment or arrangement of any Obligor's debts, whether under the United States Bankruptcy Code or under any other law, whether state or federal, now or hereafter existing, for the relief of debtors, or the commencement of any analogous statutory or non-statutory proceedings involving any Obligor; provided, however, that if such commencement of proceedings against such Obligor is involuntary, such action shall not constitute an Event of Default unless such proceedings are not dismissed within thirty (30) days after the commencement of such proceedings.

     Section 14.10 Appointment of Receiver.

The appointment of a receiver or trustee for any Obligor, for any of the Collateral or for any substantial part of any Obligor's assets or the institution of any proceedings for the dissolution, or the full or partial liquidation, or the merger or consolidation, of any Obligor which is a corporation, limited liability company or a partnership; provided, however, that if such appointment or commencement of proceedings against such Obligor is involuntary, such action shall not constitute an Event of Default unless such appointment is not revoked or such proceedings are not dismissed within thirty
(30) days after the commencement of such proceedings.

     Section 14.11 Judgment.

The entry of any judgment or order against any Obligor which remains unsatisfied or undischarged and in effect for thirty (30) days after such entry without a stay of enforcement or execution.

     Section 14.12 Criminal Proceedings.

The institution in any court of a criminal proceeding against any Obligor for a felony, or the indictment of any Obligor for any felonious crime.

     Section 14.13 Material Adverse Change.

Any material adverse change in the Collateral, business, property, assets, prospects, operations or condition, financial or otherwise, of any Obligor, as determined by Lender in its sole and commercially reasonable judgment or the occurrence of any event which, in Lender's sole and commercially reasonable judgment, could have a Material Adverse Effect.

     Section 14.14 Servicer Default.

A Servicer Default shall have occurred and be continuing.

     Section 14.15 Change of Control.

A Change of Control shall have occurred.

                                   ARTICLE XV
                        REMEDIES UPON AN EVENT OF DEFAULT
                        ---------------------------------

     Section 15.01 Obligations Due and Payable.

Upon the occurrence of an Event of Default described in Section 14.09 or 14.10 hereof, all of the Obligations shall immediately and automatically become due and payable, without notice of any kind. Upon the occurrence of any other Event of Default, all Obligations may, at the option of Lender, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

     Section 15.02 Rights under the UCC.

Upon the occurrence of an Event of Default, Lender may exercise from time to time any rights and remedies available to it under the UCC and any other applicable law in addition to, and not in lieu of, any rights and remedies expressly granted in this Agreement or in any of the other Loan Documents and all of Lender's rights and remedies shall be cumulative and non-exclusive to the extent permitted by law. In particular, but not by way of limitation of the foregoing, Lender may, without notice, demand or legal process of any kind, take possession of any or all of the Collateral (in addition to Collateral of which it already has possession, including without limitation the Lock Box Account and the Reserve Account), wherever it may be found, and for that purpose may pursue the same wherever it may be found, and may enter onto any of Borrower's premises where any of the Collateral may be, and search for, take possession of, remove, keep and store any of the Collateral until the same shall be sold or otherwise disposed of, and Lender shall have the right to store the same at any of Borrower's premises without cost to Lender. At Lender's request, Borrower shall, at Borrower's expense, assemble the Collateral and make it available to Lender at one or more places to be designated by Lender and reasonably convenient to Lender and Borrower. Borrower recognizes that if Borrower fails to perform, observe or discharge any of its Obligations under this Agreement or the other Loan Documents, no remedy at law will provide adequate relief to Lender, and agrees that Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. Any notification of intended disposition of any of the Collateral required by law will be deemed reasonably and properly given if given at least five (5) calendar days before such disposition. Any proceeds of any disposition by Lender of any of the Collateral may be applied by Lender to the payment of expenses in connection with the Collateral, including, without limitation, legal expenses and reasonable attorneys' fees, and any balance of such proceeds may be applied by Lender toward the payment of such of the Obligations, and in such order of application, as Lender may from time to time elect.

                                  ARTICLE XVI
                              CONDITIONS PRECEDENT
                              --------------------

     Section 16.01 Conditions Precedent to Initial Advance.

The obligation of Lender to make the initial Advance is subject to the satisfaction or waiver on or before the initial Advance Date of the following conditions precedent:

     (a) Lender shall have received each of the Loan Documents and the other agreements, reports, approvals, consents, certificates, opinions and documents set forth on the closing document list attached hereto as Schedule 16.01(a) (the "Closing Document List");

     (b) No event shall have occurred which has had or could reasonably be expected to have a Material Adverse Effect on any Obligor, as determined by Lender in its sole and commercially reasonable discretion;

     (c) Lender shall have received payment in full of all fees and expenses payable to it by Borrower or any other Person in connection herewith;

     (d) The Obligors shall have executed and delivered to Lender all such other documents, instruments and agreements which Lender determines are reasonably necessary to consummate the transactions contemplated hereby.

     Section 16.02 Conditions Precedent to all Advances.

Each Advance (including the initial Advance) hereunder shall be subject to the further conditions precedent that on the related Advance Date the following statements shall be true (and the Borrower by accepting the Advance Amount shall be deemed to have certified that):

     (a) the representation and warranties contained in Articles X and XI are correct in all material respects on and as of such day as though made on such day (unless they relate to an earlier date, in which case they were correct in all material respects as of such earlier date) and shall be deemed to have been made on such day;

     (b) the Insurer shall have issued an endorsement or bordereau to the Default Insurance Policy with respect to the related Receivables

     (c) no event has occurred or would result from such Advance, that constitutes an Incipient Default or an Event of Default that has not been waived in writing by the Lender;

     (d) after giving effect to such proposed Advance, the Total Outstanding Advances shall not exceed the Maximum Loan Limit;

     (e) the Advance shall be effected on a Permitted Advance Date;

     (f) the Commitment Period shall not have expired;

     (g) the Borrower shall have provided the Lender, the Servicer and the Insurer a completed Notice of Borrowing and Pledge;

     (h) on or prior to the related Advance Date, the Borrower shall have delivered to the Servicer the Receivable Files relating to the Receivables included in the Collateral;

     (i) the Borrower shall have deposited in the Lock Box Account all amounts received since the relevant Cutoff Date in respect of the Receivables included in the Collateral (other than amounts to which the Servicer is entitled to retain pursuant to this Agreement);

     (j) neither AFCO nor the Borrower was insolvent nor will any of them have been made insolvent by the transfer of the Receivables from AFCO to the Borrower nor is any of them aware of any pending insolvency;

     (k) the Borrower, the Servicer and AFCO shall have taken any action necessary, or, if requested by the Lender, advisable to maintain the first perfected security interest of the Lender in the Receivables, including, without limitation, the filing of additional UCC financing statements identifying the Receivables included in the Collateral; and

     (l) no selection procedures reasonably believed by the Borrower or the Servicer to be materially adverse to the interests of the Lender shall have been utilized in selecting the Receivables.

                                  ARTICLE XVII
                                 INDEMNIFICATION
                                 ---------------

     Borrower agrees to defend (with counsel satisfactory to Lender), protect, indemnify and hold harmless Lender, each affiliate or subsidiary of Lender, and each of their respective officers, directors, employees, attorneys and agents (each an "Indemnified Party") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature (including, without limitation, the disbursements and the reasonable fees of counsel for each Indemnified Party in connection with any investigative, administrative or judicial proceeding, whether or not the Indemnified Party shall be designated a party thereto), which may be imposed on, incurred by, or asserted against, any Indemnified Party (whether direct, indirect or consequential and whether based on any federal, state or local laws or regulations, including, without limitation, securities laws and regulations, Environmental Laws and commercial laws and regulations, under common law or in equity, or based on contract or otherwise) in any manner relating to or arising out of this Agreement or any Loan Document, or any act, event or transaction related or attendant thereto, the making or issuance and the management of the Loans or the use or intended use of the proceeds of the Advances; provided, however, that Borrower shall not have any obligation hereunder to any Indemnified Party with respect to matters caused by or resulting from the willful misconduct or gross negligence of such Indemnified Party. To the extent that the undertaking to indemnify set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Borrower shall satisfy such undertaking to the maximum extent permitted by applicable law. Any liability, obligation, loss, damage, penalty, cost or expense covered by this indemnity shall be paid to each Indemnified Party on demand, and, failing prompt payment, shall, together with interest thereon at the highest rate then applicable to Loans hereunder from the date incurred by each Indemnified Party until paid by Borrower, be added to the Obligations of Borrower and be secured by the Collateral. The provisions of this
Article XVII shall survive the satisfaction and payment of the Obligations and the termination of this Agreement.

                                 ARTICLE XVIII
                                     NOTICE
                                     ------

     All written notices and other written communications with respect to this Agreement shall be sent by ordinary, certified or overnight mail, by telecopy or delivered in person, and in the case of Lender shall be sent to it at 4699 Jamboree Road, Newport Beach, California 92692, Attention: Kandy Hung, Assistant Vice President, Facsimile: (949) 442-3256, and in the case of Borrower shall be sent to it at its principal place of business set forth on Exhibit A hereto or as otherwise directed by Borrower in writing. All notices shall be deemed received upon actual receipt thereof or refusal of delivery.

                                  ARTICLE XIX
                            CHOICE OF GOVERNING LAW;
                            ------------------------
                          CONSTRUCTION; FORUM SELECTION
                          -----------------------------

     This Agreement and the other Loan Documents are submitted by Borrower to Lender for Lender's acceptance or rejection at Lender's principal place of business as an offer by Borrower to borrow monies from Lender now and from time to time hereafter, and shall not be binding upon Lender or become effective until accepted by Lender, in writing, at said place of business. If so accepted by Lender, this Agreement and the other Loan Documents shall be deemed to have been made at said place of business. THIS AGREEMENT SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING, WITHOUT LIMITATION, THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, BUT EXCLUDING PERFECTION OF THE SECURITY INTERESTS IN COLLATERAL LOCATED OUTSIDE OF THE STATE OF CALIFORNIA, WHICH SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE RELEVANT JURISDICTION IN WHICH SUCH COLLATERAL IS LOCATED. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or remaining provisions of this Agreement.

     To induce Lender to accept this Agreement, Borrower irrevocably agrees that, subject to Lender's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT OR THE COLLATERAL SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE STATE OF CALIFORNIA. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID STATE. Borrower hereby irrevocably appoints and designates CSC - Lawyers Incorporating Service (or any other person having and maintaining a place of business in such state whom Borrower may from time to time hereafter designate upon ten (10) days written notice to Lender and whom Lender has agreed in its sole discretion in writing is satisfactory and who has executed an agreement in form and substance satisfactory to Lender agreeing to act as such attorney and agent), as Borrower's true and lawful attorney and duly authorized agent for acceptance of service of legal process. Borrower agrees that service of such process upon such person shall constitute personal service of such process upon Borrower. BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST BORROWER BY LENDER IN ACCORDANCE WITH THIS SECTION.

                                   ARTICLE XX
                      MODIFICATION AND BENEFIT OF AGREEMENT

     This Agreement and the Loan Documents may not be modified, altered or amended except by an agreement in writing signed by Borrower or such other person who is a party to such Loan Document and Lender. Borrower may not sell, assign or transfer this Agreement, or any other Loan Document or any portion thereof, including, without limitation, Borrower's rights, titles, interest, remedies, powers or duties hereunder and thereunder. Borrower hereby consents to Lender's sale, assignment, transfer or other disposition, at any time and from time to time hereafter, of this Agreement, or the other Loan Documents, or of any portion thereof, or participations therein, including, without limitation, Lender's rights, titles, interest, remedies, powers and/or duties and agrees that it shall execute and deliver such documents as Lender may request in connection with any such sale, assignment, transfer or other disposition.

                                  ARTICLE XXI
                             INTERPRETIVE PROVISIONS
                             -----------------------

     The headings of subdivisions in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Agreement. As used in this Agreement: (a) The singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require.
(b) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices, other writings, and other records (authenticated and not authenticated), however evidenced. (c) The term "writing" shall have its ordinary meaning except that, to the limited extent Lender in an authenticated record expressly so agrees from time to time in the exercise of its sole and absolute discretion, the term may also include a record in a form other than a writing. (d) The terms "sign," "signed" and signatures" shall have their ordinary meanings except that, to limited extent Lender in an authenticated record expressly agrees otherwise from time to time in the exercise of its sole and absolute discretion, the terms may also include other methods used to authenticate. Unless otherwise specified herein, any reference in this Agreement to the exercise of discretion or a determination by Lender shall mean the reasonable exercise of such discretion or the making of such determination in good faith.

                                  ARTICLE XXII
                                POWER OF ATTORNEY
                                -----------------

     Borrower acknowledges and agrees that its appointment of Lender as its attorney and agent-in-fact for the purposes specified in this Agreement is an appointment coupled with an interest and shall be irrevocable until all of the Obligations are satisfied and paid in full and this Agreement is terminated.

                                 ARTICLE XXIII
                                 CONFIDENTIALITY
                                 ---------------

     Borrower and Lender hereby agree and acknowledge that any and all information relating to Borrower which is (i) furnished by Borrower to Lender (or to any affiliate of Lender); and (ii) non-public, confidential or proprietary in nature, shall be kept confidential by Lender or such affiliate in accordance with applicable law; provided, however, that such information and other credit information relating to Borrower may be distributed by Lender or such affiliate to Lender's or such affiliate's directors, officers, employees, attorneys, affiliates, assignees, participants, auditors, agents and regulators, and upon the order of a court or other governmental agency having jurisdiction over Lender or such affiliate, to any other party. Borrower and Lender further agree that this provision shall survive the termination of this Agreement. Notwithstanding the foregoing, Borrower hereby consents to Lender publishing a tombstone or similar advertising material relating to the financing transaction contemplated by this Agreement.

                                  ARTICLE XXIV
                                  COUNTERPARTS
                                  ------------

     This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all of which counterparts together shall constitute but one agreement.

                                  ARTICLE XXV
                             ELECTRONIC SUBMISSIONS
                             ----------------------

     Upon not less than thirty (30) days' prior written notice (the "Approved Electronic Form Notice"), Lender may permit or require that any of the documents, certificates, forms, deliveries or other communications, authorized, required or contemplated by this Agreement or the other Loan Documents, be submitted to Lender in "Approved Electronic Form" (as hereafter defined), subject to any reasonable terms, conditions and requirements in the applicable Approved Electronic Forms Notice. For purposes hereof "Electronic Form" means e-mail, e-mail attachments, data submitted on web-based forms or any other communication method that delivers machine readable data or information to Lender, and "Approved Electronic Form" means an Electronic Form that has been approved in writing by Lender (which approval has not been revoked or modified by Lender) and sent to Borrower in an Approved Electronic Form Notice. Except as otherwise specifically provided in the applicable Approved Electronic Form Notice, any submissions made in an applicable Approved Electronic Form shall have the same force and effect that the same submissions would have had if they had been submitted in any other applicable form authorized, required or contemplated by this Agreement or the other Loan Documents.

                                  ARTICLE XXVI
                       WAIVER OF JURY TRIAL; OTHER WAIVERS
                       -----------------------------------

          BORROWER AND LENDER EACH HEREBY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY BORROWER OR LENDER OR WHICH, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN BORROWER AND LENDER. IN NO EVENT SHALL LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

          Borrower hereby waives demand, presentment, protest and notice of nonpayment, and further waives the benefit of all valuation, appraisal and exemption laws.

          Borrower hereby waives the benefit of any law that would otherwise restrict or limit Lender or any affiliate of Lender in the exercise of its right, which is hereby acknowledged and agreed to, to set-of against the Obligations, without notice at any time hereafter, any indebtedness, matured or unmatured, owing by Lender or such affiliate of Lender to Borrower, including, without limitation any deposit account at Lender or such affiliate.

          BORROWER HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY LENDER OF ITS RIGHTS TO REPOSSESS THE COLLATERAL OF BORROWER WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON SUCH COLLATERAL.

          Lender's failure, at any time or times hereafter, to require strict performance by Borrower of any provision of this Agreement or any of the Loan Documents shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Lender of an Event of Default under this Agreement or any default under any of the other Loan Documents shall not suspend, waive or affect any other Event of Default under this Agreement or any other default under any of the other Loan Documents, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. No delay on the part of Lender in the exercise of any right or remedy under this Agreement or any other Loan Document shall preclude other or further exercise thereof or the exercise of any right or remedy. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or any of the other Loan Documents and no Event of Default under this Agreement or default under any of the other Loan Documents shall be deemed to have been suspended or waived by Lender unless such suspension or waiver is in writing, signed by a duly authorized officer of Lender and directed to Borrower specifying such suspension or waiver.

                                 ARTICLE XXVII
                                ENTIRE AGREEMENT
                                ----------------

THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREIN AND THEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN  WITNESS   WHEREOF,   the  parties  hereto  by  their  duly   authorized
representatives have duly executed this Agreement under seal as of the date first written above.

AFCO RECEIVABLES FUNDING                          FAR EAST NATIONAL BANK
CORPORATION


By:                                                By:
    --------------------                               --------------------
Name:  Michael K. McCraw                           Name:
Title:  President                                  Title:

                  EXHIBIT A - BUSINESS AND COLLATERAL LOCATIONS

         Attached to and made a part of that certain Loan and Security Agreement of even date herewith between AFCO RECEIVABLES FUNDING CORPORATION ("Borrower"), AMERICAN FINANCE COMPANY, INC. and FAR EAST NATIONAL BANK.

A. Borrower's Business Locations (please indicate which location is the principal place of business and at which locations originals and all copies of Borrower's books, records and accounts are kept):

2901 N. Dallas Parkway, Suite 100, Plano, Texas  75093

B.   Other locations of Collateral:

         Same as above.

C.   Bank Accounts of Borrower (other than those at Far East National Bank):

      Bank (with address)        Account Number         Type of Account
      -------------------        --------------         ---------------

     None.









                               Exhibit A - Page 1

                       EXHIBIT B - COMPLIANCE CERTIFICATE

     Attached to and made a part of that certain Loan and Security Agreement, as it may be amended in accordance with its terms from time to time, including all exhibits attached thereto (the "Agreement") of even date herewith between AFCO RECEIVABLES FUNDING CORPORATION ("Borrower") and FAR EAST NATIONAL BANK ("Lender").

     This Certificate is submitted pursuant to subsection 8.02 of the Agreement.

     The  undersigned  hereby  certifies  to Lender  that as of the date of this
Certificate:

1. The undersigned is the __________________________ of the Borrower.

2. There exists no event or circumstance which is or which with the passage of time, the giving of notice, or both would constitute an Event of Default, as that term is defined in the Agreement, or, if such an event or circumstance exists, a writing attached hereto specifies the nature thereof, the period of existence thereof and the action that Borrower has taken or proposes to take with respect thereto.

3. No material adverse change in the condition, financial or otherwise, business, property, or results of operations of Borrower has occurred since [date of last Compliance Certificate/last financial statements delivered prior to closing], or, if such a change has occurred, a writing attached hereto specifies the nature thereof and the action that Borrower has taken or proposes to take with respect thereto.

4. Borrower is in compliance with the representations, warranties and covenants in the Agreement, or, if Borrower is not in compliance with any representations, warranties or covenants in the Agreement, a writing attached hereto specifies the nature thereof, the period of existence thereof and the action that Borrower has taken or proposes to take with respect thereto.

5. The financial statements of the Borrower and AFCO being concurrently delivered herewith have been prepared in accordance with generally accepted accounting principles consistently applied and there have been no material changes in accounting policies or financial reporting practices of the Borrower and AFCO, as applicable, since [date of the last compliance certificate/date of last financial statements delivered prior to closing] or, if any such change has occurred, such changes are set forth in a writing attached hereto.

6. Attached hereto is a true and correct calculation of the financial covenants contained in the Agreement.

                                             AFCO RECEIVABLE FUNDING CORPORATION



                                             By:
                                                --------------------------------
                                             Its:
                                                --------------------------------